UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21274

Grosvenor Registered Multi-Strategy

Master Fund, LLC

(Exact name of Registrant as specified in charter)

900 North Michigan Avenue, Suite 1100

Chicago, Illinois 60611

(Address of principal executive offices) (Zip code)

Scott J. Lederman Grosvenor Registered Funds 900 North Michigan Avenue Suite 1100 Chicago, Illinois 60611	George J. Zornada, Esq. K&L Gates LLP State Street Financial Center One Lincoln Street Boston, Massachusetts 02111-2950

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 506-6500

Date of fiscal year end: March 31

Date of reporting period: March 31, 2020

ITEM 1 – REPORTS TO STOCKHOLDERS

The Report to Shareholders is attached hereto.

2

GROSVENOR REGISTERED MULTI-STRATEGY MASTER FUND, LLC

Consolidated Financial Statements

For the Year Ended March 31, 2020

With Report of Independent Registered Public Accounting Firm

Grosvenor Registered Multi-Strategy Master Fund, LLC

Consolidated Financial Statements

For the Year Ended March 31, 2020

The Master Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Master Fund’s Form N-PORT reports are available on the Commission’s Web site at http://www.sec.gov and, upon request, by calling (877) 355-1469.

The Master Fund has adopted Proxy Voting Policies and Procedures under which the Master Fund votes proxies relating to securities held by the Master Fund. In addition, the Master Fund files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Master Fund’s Proxy Voting Policies and Procedures and the Master Fund’s proxy voting record (Form N-PX) are available (i) without charge, upon request, by calling (855) 426-9321; and (ii) on the SEC’s website at www.sec.gov.

The Master Fund’s prospectus and statement of additional information include additional information about the Directors of Master Fund and other information about the Master Fund. These documents are available without charge, upon request, by calling (877) 355-1469.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Members of Grosvenor Registered Multi-Strategy Master Fund, LLC

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets, liabilities and members’ capital, including the consolidated schedule of investments, of Grosvenor Registered Multi-Strategy Master Fund, LLC and its subsidiaries (the “Fund”) as of March 31, 2020, the related consolidated statements of operations and cash flows for the year ended March 31, 2020, the consolidated statement of changes in members’ capital for each of the two years in the period ended March 31, 2020, including the related notes, and the consolidated financial highlights for each of the five years in the period ended March 31, 2020 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its members’ capital for each of the two years in the period ended March 31, 2020 and the financial highlights for each of the five years in the period ended March 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian and underlying investment fund managers; when replies were not received from the underlying investment fund managers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

May 29, 2020

We have served as the auditor of one or more investment companies in the Grosvenor Registered Funds since 2002.

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606
T:(312) 298 2000 , F:(312) 298 2001, www.pwc.com/us

Grosvenor Registered Multi-Strategy Master Fund, LLC

Consolidated Statement of Assets, Liabilities and Members’ Capital

March 31, 2020

ASSETS

Investments in Investment Funds, at fair value (cost $240,801,562)	$265,489,204
Short term investments (cost $677,667)	677,667
Cash	109,408
Redemptions receivable from investments in Investment Funds	18,954,645
Investments in Investment Funds paid in advance	5,480,000
Other assets	802

Total assets	290,711,726

LIABILITIES

Loan payable	13,150,000
Repurchase of Members’ interests payable	4,800,000
Advisory fee payable	481,088
Professional fees payable	227,108
Net deferred income tax liability	174,147
Administration fee payable	116,752
Facility fees payable	27,372
Interest payable	20,339
Other liabilities	1,030

Total liabilities	18,997,836

NET ASSETS	$271,713,890

Net Capital*	$246,574,639
Accumulated net unrealized appreciation/(depreciation) on investments in Investment Funds	25,139,251

MEMBERS’ CAPITAL	$271,713,890

*	Net Capital includes net subscriptions, cumulative net investment income/(loss) and cumulative net realized gain/(loss) from investments.

The accompanying notes are an integral part of these consolidated financial statements.

Grosvenor Registered Multi-Strategy Master Fund, LLC

Consolidated Schedule of Investments

March 31, 2020

Investment Funds*	First Acquisition Date	Cost	Fair Value	% of Members’ Capital	Liquidity**

Distressed
Harbinger Capital Partners Sp. Situations Fund, L.P. (a)(b)	7/1/2007	$5,126,878	$479,562	0.18%	(1)
Highland Crusader Fund, L.P. (a)(b)(c)	8/1/2005	112,527	141,637	0.05%	(1)
King Street Capital, L.P. (a)(b)	1/1/2003	80,686	239,425	0.09%	(2)
Redwood Domestic Fund, L.P. (a)(b)	1/1/2003	11	9,859	0.00%	(2)

Total Distressed		5,320,102	870,483	0.32%

Event Driven
Canyon Balanced Fund Ltd.	1/1/2013	7,451,930	6,966,449	2.56%	Quarterly
Canyon Value Realization Fund Ltd.	12/1/2013	3,597,171	3,696,731	1.36%	Quarterly
Elliott International Ltd.	1/1/2013	13,802,183	22,521,383	8.29%	Quarterly
Magnetar Capital, L.P. (a)(b)	7/1/2007	43,211	61,610	0.02%	(2)
Pentwater Event Fund, Ltd.	7/1/2019	11,061,480	8,738,937	3.22%	Monthly
Perry International Inc. (a)	1/1/2013	314,748	241,143	0.09%	(2)
VR Global Offshore Fund, Ltd.	11/1/2018	1,700,000	1,338,590	0.49%	Quarterly

Total Event Driven		37,970,723	43,564,843	16.03%

Long and/or Short Equity
Atlas Enhanced Fund, Ltd.	9/1/2016	8,723,844	10,049,168	3.70%	Monthly
BlackRock European Hedge Fund Limited	9/1/2017	14,125,000	19,922,986	7.33%	Monthly
Brookside Capital Partners Fund, L.P. (a)(b)	10/1/2009	2,704	1,796	0.00%	(2)
Dragon Billion Select Fund	10/1/2017	10,895,729	10,936,440	4.02%	Quarterly
MW Eureka Fund	4/1/2018	12,050,000	12,268,276	4.52%	Monthly
Redmile Capital Fund, L.P. (e)	5/1/2019	9,520,000	10,818,764	3.98%	Quarterly
Renaissance Institutional Diversified Alpha Fund International, L.P.	7/1/2016	19,100,000	20,177,965	7.43%	Monthly
SEG Partners Offshore, Ltd.	3/1/2013	4,669,312	8,762,500	3.22%	Quarterly
Tiger Global, Ltd.	1/1/2020	3,885,000	3,960,482	1.46%	Annually
TPG Public Equity Partners-B, Ltd.	11/1/2019	15,500,000	13,900,669	5.12%	Quarterly
Woodline Offshore Fund Ltd.	10/1/2019	9,422,735	10,039,609	3.69%	Quarterly

Total Long and/or Short Equity		107,894,324	120,838,655	44.47%

Macro/Commodities
Alphadyne Global Rates Fund II, Ltd.	2/1/2020	2,125,000	2,263,760	0.84%	Quarterly
Alphadyne International Fund, Ltd.	9/1/2019	4,850,000	5,513,514	2.03%	Quarterly
Element Capital Feeder Fund Ltd.	4/1/2012	9,718,272	24,571,106	9.04%	Quarterly
Rokos Global Macro Fund, Ltd.	4/1/2019	5,725,000	7,121,441	2.62%	Monthly
SteelMill Fund, Ltd.	10/1/2018	2,286,200	1,660,444	0.61%	Quarterly

Total Macro/Commodities		24,704,472	41,130,265	15.14%

Multi-Arbitrage
ExodusPoint Partners International Fund, Ltd.	7/1/2018	10,550,000	11,337,005	4.17%	Quarterly
LMR Fund Ltd.	12/1/2019	12,200,000	9,148,815	3.37%	Quarterly

The accompanying notes are an integral part of these consolidated financial statements.

3

Grosvenor Registered Multi-Strategy Master Fund, LLC

Consolidated Schedule of Investments (continued)

March 31, 2020

Investment Funds* (continued)	First Acquisition Date	Cost	Fair Value	% of Members’ Capital	Liquidity**

Multi-Arbitrage (continued)
Magnetar Constellation Fund, Ltd.	4/1/2012	$7,671,606	$10,694,036	3.94%	Quarterly
Point72 Capital International, Ltd.	3/1/2020	12,120,000	11,795,965	4.34%	Quarterly
Sculptor Domestic Partners, L.P. (a)(b)	1/1/2003	44	5,465	0.00%	(2)
Shelter Growth Opportunities Fund, Ltd.	12/1/2017	9,262,527	3,783,306	1.39%	Quarterly
Stark Investments, L.P. (a)(b)	1/1/2003	335,643	296,239	0.11%	(3)
Stark Select Asset Fund LLC (a)(b)	1/1/2010	22,121	22,271	0.01%	(3)
Voleon Institutional Strategies International, Ltd.	4/1/2019	9,200,000	8,817,075	3.25%	Monthly
Voleon International Investors, Ltd.	4/1/2019	3,550,000	3,184,781	1.17%	Monthly

Total Multi-Arbitrage		64,911,941	59,084,958	21.75%

Total Investments in Investment Funds		$240,801,562	$265,489,204	97.71%

Short-Term Investments	Shares	Cost	Fair Value	% Members’ Capital

Money Market Fund
BlackRock Liquidity Funds T-Fund Institutional Shares (yield 0.21%) (d)	509,056	$509,056	$509,056	0.19%
Northern Institutional Treasury Portfolio Shares (yield 0.45%) (d)	168,611	168,611	168,611	0.06%

Total Investments in Short-Term Investments		$677,667	$677,667	0.25%

Total Investments		$241,479,229	$266,166,871	97.96%

Other Assets, Less Liabilities			5,547,019	2.04%

Members’ Capital			$271,713,890	100.00%

*

Non-income producing investments. The Master Fund’s investments in Investment Funds are considered to be illiquid and may be subject to limitations on redemptions, including the assessment of early redemption fees. Investment Funds are restricted securities per Rule 12-12.8 of Regulation S-X.

**	Available frequency of redemptions after initial lock-up period.

(a)	A portion or all of the Master Fund’s interest in the Investment Fund is held in side pockets which have restricted liquidity.

(b)

The Investment Fund is held by the GRF Domestic Sub-Fund LLC (the “Sub-Fund”), a wholly-owned subsidiary of the Master Fund. Investment Funds held by the Sub-Fund represents 0.47% of the total Investments in Investment Funds.

(c)	The Investment Fund is considered a Level 3 investment.

(d)	The rate shown is the annualized 7-day yield as of March 31, 2020.

(e)

The Investment Fund is held by the Grosvenor Registered M/S Subsidiary, LLC Series A -B (the “Subsidiary”), a wholly-owned subsidiary of the Master Fund. Investment Funds held by the Subsidiary represents 4.08% of the total Investments in Investment Funds.

(1)	The Investment Fund is liquidating its assets and is in the process of returning capital to its limited partners in a reasonable manner.

(2)	All of the Master Fund’s remaining interest in the Investment Fund is held in side pockets which are subject to distribution notices.

The accompanying notes are an integral part of these consolidated financial statements.

4

Grosvenor Registered Multi-Strategy Master Fund, LLC

Consolidated Schedule of Investments (continued)

March 31, 2020

(3)

The Investment Fund is liquidating its assets and is in the process of returning capital to its limited partners in a reasonable manner and has also presented annual financial statements under the liquidation basis of accounting.

The following table represents the geographic regions of the Master Fund’s investments based on the investment mandate of each Investment Fund:

Geographic Location	Percent of Investments in Investment Funds
Asia	4.12%
Europe	7.51
Global	79.63
United States/Canada	8.74

Total	100.00%

The following table describes the investments held within each investment category:

(a) Distressed Securities This investment category includes the Investment Funds that invest in debt and equity securities of companies in financial difficulty, reorganization or bankruptcy, nonperforming and subperforming bank loans, and emerging market debt.

Notice Period	Redemption Restrictions and Terms*
Not Applicable	0-2 years.
Side pocket & liquidating vehicle arrangements exist for 100%** of the Investment Funds.

(b) Event Driven This investment category includes the Investment Funds that take significant positions in companies with special situations, including distressed stocks, mergers and takeovers.

Notice Period	Redemption Restrictions and Terms*
45 - 93 Days	0-1 year.
Side pocket & liquidating vehicle arrangements exist for 0.69%** of the Investment Funds.

(c) Long and/or Short Equities This investment category includes the Investment Funds that make long and short investments in equity securities that are deemed by the Investment Managers to be under or overvalued. The Investment Managers typically do not attempt to neutralize the amount of long and short positions.

Notice Period	Redemption Restrictions and Terms*
33 - 93 Days	0-2 years.

(d) Macro/Commodities This investment category includes the Investment Funds that invest in a variety of instruments including global currencies, interest rates, sovereign debt and commodities based on an analysis of many broad factors including: global monetary and trade policy, geopolitical events, supply and demand, global investor sentiment and various technical factors.

Notice Period	Redemption Restrictions and Terms*
63 - 96 Days	0-1 year.

The accompanying notes are an integral part of these consolidated financial statements.

5

Grosvenor Registered Multi-Strategy Master Fund, LLC

Consolidated Schedule of Investments (continued)

March 31, 2020

(e) Multi-Arbitrage This investment category includes the Investment Funds that seek to exploit price differences of identical or similar financial instruments, on different markets or in different forms by simultaneously purchasing and selling an asset in order to profit from the difference.

Notice Period	Redemption Restrictions and Terms*
30 - 94 Days	0-2 years.
Side pocket & liquidating vehicle arrangements exist for 0.55%** of the Investment Funds.

*

The information summarized in the table above represents the general terms of the specific asset class. Individual Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Funds have the flexibility, as provided for in constituent documents, to modify and waive such terms.

**	Reflects the percentage of fair value of investments in each respective investment category.

The accompanying notes are an integral part of these consolidated financial statements.

6

Grosvenor Registered Multi-Strategy Master Fund, LLC

Consolidated Statement of Operations

For the Year Ended March 31, 2020

NET INVESTMENT INCOME
Dividend income	$192,058

EXPENSES
Advisory fee	3,132,673
Professional fees	557,548
Administration fee	289,104
Board of Directors’ compensation	150,000
Facility fees	91,356
Interest expense	73,215
Other expenses	204,421

Total expenses	4,498,317

Net investment loss	(4,306,259)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) from investments	25,427,656
Current income tax expense	(41,071)

Net realized gain/(loss), net of taxes	25,386,585

Change in net unrealized appreciation/(depreciation) on investments	(33,335,330)
Deferred income tax benefit	65,150

Change in net unrealized appreciation/(depreciation), net of taxes	(33,270,180)

Net realized and unrealized gain/(loss) on investments	(7,883,595)

NET DECREASE IN MEMBERS’ CAPITAL RESULTING FROM OPERATIONS	$(12,189,854)

The accompanying notes are an integral part of these consolidated financial statements.

7

Grosvenor Registered Multi-Strategy Master Fund, LLC

Consolidated Statements of Changes in Members’ Capital

Members’ Capital, March 31, 2018	$351,470,423

Members’ subscriptions	5,848,625

Members’ interests repurchased	(41,854,000)

Net decrease in Members’ Capital resulting from capital transactions	(36,005,375)

Net investment loss	(4,542,377)

Net realized gain/(loss), net of taxes	17,337,245

Change in net unrealized appreciation/(depreciation), net of taxes	(12,329,172)

Net increase in Members’ Capital resulting from operations	465,696

Members’ Capital, March 31, 2019	315,930,744

Members’ subscriptions	12,408,000

Members’ interests repurchased	(44,435,000)

Net decrease in Members’ Capital resulting from capital transactions	(32,027,000)

Net investment loss	(4,306,259)

Net realized gain/(loss), net of taxes	25,386,585

Change in net unrealized appreciation/(depreciation), net of taxes	(33,270,180)

Net decrease in Members’ Capital resulting from operations	(12,189,854)

Members’ Capital, March 31, 2020	$271,713,890

The accompanying notes are an integral part of these consolidated financial statements.

8

Grosvenor Registered Multi-Strategy Master Fund, LLC

Consolidated Statement of Cash Flows

For the Year Ended March 31, 2020

CASH FLOWS FROM OPERATING ACTIVITIES

Net decrease in Member’s Capital resulting from operations	$(12,189,854)
Adjustments to reconcile net decrease in Member’s Capital resulting from operations to net cash provided by operating activities:
Change in net unrealized (appreciation)/depreciation on investments	33,335,330
Net realized (gain)/loss from investments	(25,427,656)
Purchases of Investment Funds	(93,955,000)
Proceeds from the sale of Investment Funds	128,564,098
Proceeds from short-term investments, net	612,834
(Increase)/Decrease in operating assets:
Other assets	29
Increase/(Decrease) in operating liabilities:
Advisory fee payable	(53,380)
Professional fees payable	(23,923)
Net deferred income tax liability	(65,150)
Administration fee payable	5,687
Facility fees payable	8,728
Interest payable	17,132
Other liabilities	(2,467)

Net cash provided by operating activities	30,826,408

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from Members’ subscriptions	12,408,000
Payments for Members’ interests repurchased	(45,875,000)
Proceeds from bank note	29,600,000
Payments on bank note	(26,950,000)

Net cash used in financing activities	(30,817,000)

Net increase in cash	9,408

Cash at beginning of year	100,000

Cash at end of year	$109,408

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid during the year for interest	$56,083

Cash paid during the year for taxes	$41,071

Members’ interest transferred in Reorganization (See Note 1)	$23,258,651

The accompanying notes are an integral part of these consolidated financial statements.

9

Grosvenor Registered Multi-Strategy Master Fund, LLC

Consolidated Financial Highlights

The following represents certain ratios to average Members’ Capital, total return, and other supplemental information for the year indicated:

	Years Ended March 31,
		2020			2019			2018			2017			2016

Ratios to average Members’ Capital:(a)
Net investment loss (b)		(1.39%	)		(1.37%	)		(1.42%	)		(1.45%	)		(1.38%	)

Total expenses (b)(c)		1.45%			1.40%			1.44%			1.45%			1.38%

Total return (d)		(4.57%	)		0.15%			6.80%			7.82%			(5.06%	)

Portfolio turnover rate: (e)		36.66%			12.40%			13.93%			20.57%			0.40%

Members’ Capital, end of year ($000)	$	271,714		$	315,931		$	351,470		$	373,285		$	412,238

(a)	Average Members’ Capital is determined by using the net assets as of the first day of the fiscal year and at the end of each month during the year.

(b)

Ratio does not reflect the Master Fund’s proportionate share of the net income (loss) and expenses, including incentive fees or allocations, of the Investment Funds. The Investment Funds’ expense ratios, excluding incentive fees or allocations, range from 0.02% to 22.94% (unaudited). The Investment Funds’ incentive fees or allocations can be up to 25% of profits earned (unaudited).

(c)

Ratio excludes the current and deferred income tax expense or benefit related to the net investment income/loss and realized and unrealized gain or loss from Sub-Fund. For the year ended March 31, 2020, this amount was a tax benefit of 0.01% of average Members’ Capital. For the year ended March 31, 2019, this amount was a tax benefit of 0.06% of average Members’ Capital. For the year ended March 31, 2018, this amount was a tax benefit of 0.04% of average Members’ Capital. For the year ended March 31, 2017, this amount was a tax benefit of 0.01% of average Members’ Capital. For the year ended March 31, 2016, this amount was a tax benefit of 0.02% of average Members’ Capital.

(d)

Total return assumes a purchase of an interest in the Master Fund on the first day and a sale of an interest on the last day of the year and is calculated using geometrically linked monthly returns. An individual Member’s return may vary from these returns based on the timing of Member subscriptions and redemptions.

(e)	The ratio excludes in-kind transactions.

The accompanying notes are an integral part of these consolidated financial statements.

10

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements

March 31, 2020

1. Organization

Grosvenor Registered Multi-Strategy Master Fund, LLC (the “Master Fund”) commenced operations on January 1, 2003, and is a Delaware limited liability company. The Master Fund is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, diversified management investment company. The Master Fund’s Board of Directors (the “Board”) has overall responsibility to manage and supervise the operations of the Master Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Master Fund’s business. Under the supervision of the Board and pursuant to an investment advisory agreement, Grosvenor Capital Management L.P., (the “Adviser” or “Grosvenor”) serves as the investment adviser of the Master Fund. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is responsible for the day-to-day operations of the Master Fund as well as all portfolio management and investment advisory services.

The Master Fund’s primary investment objectives are to provide investors (i) an attractive, long-term rate of return, on an absolute as well as a risk-adjusted basis, (ii) low performance volatility and (iii) minimal correlation with the equity and fixed income markets. The Master Fund pursues its investment objectives principally through a multi-manager, multi-strategy program of investment in a diverse group of private investment funds (“Investment Funds”), managed by a select group of alternative asset managers (“Investment Managers”). The Master Fund seeks diversification by investing in Investment Funds that (i) pursue non-traditional investment strategies and (ii) are expected to exhibit a low degree of performance correlation, not only with broad market indices but also with each other. The Master Fund invests in the Investment Funds as a limited partner, member or shareholder, along with other investors and generally invests in between 15 and 50 Investment Funds. It is expected that the Investment Funds in which the Master Fund invests will not be registered under the 1940 Act.

The Master Fund had three feeder funds, Grosvenor Registered Multi-Strategy Fund (TI 1), LLC (the “TI 1 Fund”), Grosvenor Registered Multi-Strategy Fund (TI 2), LLC (the “TI 2 Fund”), and Grosvenor Registered Multi-Strategy Fund (W), LLC (the “W Fund”), each of which is a Delaware limited liability company that is registered under the 1940 Act as a closed-end, diversified, management investment company. The TI 1 Fund, the TI 2 Fund, and the W Fund (collectively, the “Feeder Funds” or the Master Fund’s “Members”), pursue their investment objectives by investing substantially all of their assets in the Master Fund. The Feeder Funds have the same investment objectives and substantially the same investment policies as the Master Fund (except that the Feeder Funds pursue their investment objectives by investing in the Master Fund). Effective at the end of day on November 30, 2019, the W Fund was reorganized into the TI 1 Fund and in a non cash transaction, member’s interests in the W Fund were transferred to the TI 1 Fund (“Reorganization”). As a result, the W Fund was liquidated and is no longer a feeder fund into the Master Fund.

11

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2020

1. Organization (continued)

Effective January 1, 2013, the TI 1 Fund and TI 2 Fund made the election to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986 (i.e., a 1099-issuing “RIC”). For tax and regulatory reasons related to such an election, on January 1, 2013, the Master Fund transferred certain investments which were organized as domestic limited partnerships in exchange for membership interests in the Sub-Fund, which is a Delaware limited liability company, with the same investment adviser as the Master Fund.

As of March 31, 2020, the TI 1 Fund’s ownership of the Master Fund’s Members’ Capital was 72.81% and the TI 2 Fund’s ownership of the Master Fund’s Members’ Capital was 27.19%.

2. Summary of Significant Accounting Policies

a. Basis of Presentation

The Adviser has determined that the Master Fund meets the requirements of an investment company and as a result, maintains its accounting records and has presented these consolidated financial statements in accordance with the reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies (“ASC 946”).

The accompanying consolidated financial statements of the Master Fund have been prepared in conformity with accounting principles generally accepted in the United States (“GAAP”) and are stated in United States Dollars (“U.S. Dollars” or “$”). The following is a summary of the significant accounting and reporting policies used in preparing the consolidated financial statements:

b. Basis of Consolidation

The accompanying consolidated financial statements include the accounts of the Sub-Fund, which was established primarily to hold and manage certain illiquid Investment Funds. These consolidated financial statements also include the accounts of the Subsidiary, which was established to hold and manage certain Investment Funds. As of March 31, 2020, the Master Fund owns 100% of the Sub-Fund and the Subsidiary. The Master Fund’s investments in the Sub-Fund and the Subsidiary, including the results of its operations, has been consolidated and all intercompany accounts and transactions have been eliminated in consolidation.

12

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2020

2. Summary of Significant Accounting Policies (continued)

c. Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying consolidated notes. Management believes that the estimates utilized in preparing the Master Fund’s consolidated financial statements are reasonable and prudent; however, the actual results could differ from these estimates.

d. Capital Transactions

Interests in the Master Fund (“Interests”) are generally offered only to the Feeder Funds, and subscriptions for Interests may be accepted as of the first day of each month or at such times as the Board may determine. The Master Fund may, from time to time, offer to repurchase Interests from its Members pursuant to written tenders by Members. These repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion, subject to the liquidity of the Master Fund’s assets and other factors considered by the Board. The Adviser expects that it will recommend to the Board that the Master Fund offer to repurchase Interests from Members four times each year, effective as of the last day of each calendar quarter. Members can only transfer or assign Interests under certain limited circumstances.

e. Master Fund Expenses

The Master Fund bears certain expenses incurred in its business, including, but not limited to, the following: all costs and expenses directly related to portfolio transactions and positions for the Master Fund’s account; legal fees; accounting and auditing fees; custodial fees; fees paid to the Master Fund’s administrator; costs of insurance; Advisory Fees (as defined in Note 6); advisory out-of-pocket fees; the fees and travel expenses and other expenses of the Board; all costs with respect to communications regarding the Master Fund’s transactions between the Adviser and any custodian or other agent engaged by the Master Fund; and other types of expenses approved by the Board. Expenses, including incentive fees or allocations, of the underlying Investment Funds are not included in expenses reported on the Consolidated Statement of Operations as the effect of these expenses is recognized in realized and unrealized gains and losses.

The Master Fund has retained BNY Mellon Investment Servicing (U.S.) Inc. (the “Administrator and Transfer Agent”) to provide accounting and certain administrative and investor services to the Master Fund, including fund accounting, investor accounting, and taxation services, and to act as the registrar and transfer agent. The Bank of New York Mellon (the “Custodian”) serves as the custodian of the assets of the Master Fund. The Master Fund pays a monthly fee to the Administrator, Transfer Agent and Custodian based primarily upon month-end Members’ Capital.

13

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2020

2. Summary of Significant Accounting Policies (continued)

f. Income Taxes

The Master Fund is structured as a limited liability company and is not subject to U.S. federal income taxes; each Member is liable for income taxes, if any, on its share of the Master Fund’s net taxable income.

The Sub-Fund does not qualify as a RIC pursuant to Subchapter M of the Internal Revenue Code; consequently it is obligated to pay federal, state and local income tax on taxable income.

The Master Fund is required to account for the Sub-Fund’s estimate of income taxes for federal and state purposes through the establishment of a current and a deferred income tax asset/recoverable or liability/payable. The Sub-Fund’s tax expense or benefit is consolidated into the Master Fund’s Consolidated Statement of Operations based on the component of income or gains/(losses) to which such expense or benefit relates. Deferred income taxes reflect the future tax effects of temporary differences between the carrying amounts of assets for financial reporting purposes and the amounts used for income tax purposes.

Deferred tax assets and liabilities are measured using the enacted tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled.

The net income tax expense/(benefit) for the Sub-Fund for the year ended March 31, 2020, are as follows:

Current Expense/(Benefit)
Federal	$20,380
State	20,691
Total Current Expense/(Benefit)	41,071

Deferred Expense/(Benefit)
Federal	(50,448)
State	(14,702)
Total Deferred Expense/(Benefit)	(65,150)

Total Expense/(Benefit) Impacting Change in Members’ Capital	$(24,079)

14

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2020

2. Summary of Significant Accounting Policies (continued)

f. Income Taxes (continued)

Components of the Sub-Fund’s deferred income tax assets and liabilities as of March 31, 2020, are as follows:

Deferred Income Tax Asset
Excess of tax basis over value of Investment Funds	$97,411
Valuation allowance	–
Net deferred income tax asset	97,411

Deferred Income Tax Liability
Unrealized appreciation on Investment Funds	(271,558)
Net deferred income tax liability	$(174,147)

As of October 31, 2019, the Master Fund’s tax year end, the Sub-Fund had a remaining net operating loss carryforward of $183,651 which is set to expire in 2037.

Management considers the ability to realize deferred tax assets based upon all available evidence regarding sources of future taxable income including: income from existing deferred tax liabilities, estimates of future pre-tax income, the ability to carryback future losses to recover taxes previously paid, and prudent and feasible tax planning strategies. No valuation allowance has been recorded by the Sub-Fund or reflected in the Master Fund’s consolidated financial statements as of March 31, 2020.

The total income tax expense/(benefit) on the Sub-Fund’s net income differs from the amount computed by applying the federal statutory rate of 21% to that income as follows:

Consolidated pre-tax income/(loss)	$(4,448,656)
Not taxable at entity level	4,359,974
Sub-Fund pre-tax income/(loss)	$(88,682)

Sub-Fund pre-tax income/(loss) at statutory rate	$(18,623)
Reconciling items:
State income tax, net of federal tax impact	(5,427)
Adjustments to deferred	(29)
Total tax expense/(benefit)	$(24,079)

15

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2020

2. Summary of Significant Accounting Policies (continued)

f. Income Taxes (continued)

The tax cost of the Sub-Fund takes into consideration the actual tax cost of each partnership investment transferred into the Sub-Fund on January 1, 2013, plus subsequent contributions and redemptions for tax purposes. Accordingly, the actual tax cost of investments for federal income tax purposes may be different than the GAAP amounts.

As of March 31, 2020, the tax cost and unrealized appreciation (depreciation) of the Investments and the Sub-Fund held by the Master Fund, as determined utilizing tax adjustments as of October 31, 2019, were as follows:

	Investments	Sub-Fund
Tax Cost Basis of Investments	$235,164,577	$1,866,346

Gross Unrealized Appreciation	$44,695,088	$–
Gross Unrealized Depreciation	(15,541,485)	(176,781)
Net Unrealized Appreciation/(Depreciation)	$29,153,603	$(176,781)

The cost of investments in Investment Funds attributable to investments held directly by the Master Fund shown above excludes the cost of the Master Fund’s investment in the Sub-Fund. The Master Fund’s policy of determining the Sub-Fund tax cost is to calculate using the tax basis of the corporation and not the tax cost basis of the individual investment fund holdings of the Sub-Fund.

The authoritative guidance on accounting for and disclosure of uncertainty in tax positions requires management to determine whether any significant tax positions of the Master Fund or Sub-Fund is “more likely than not” to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Management of the Master Fund and Sub-Fund has concluded that there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. Therefore no additional tax expense, including any interest or penalties was recorded for the year ended March 31, 2020. To the extent the Master Fund or Sub-Fund is required to record interest and penalties, they would be included in income tax expense on its Consolidated Statement of Operations. Furthermore, management of the Master Fund and Sub-Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Under the respective statute of limitations, the Master Fund and Sub-Fund are generally subject to examinations by taxing authorities for up to three years from the date of filing. Neither the Master Fund nor the Sub-Fund have any examinations in progress.

16

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2020

2. Summary of Significant Accounting Policies (continued)

g. Security Transactions

Purchases of investments in the Investment Funds are recorded as of the first day of legal ownership of an Investment Fund and redemptions from the Investment Funds are recorded as of the last day of legal ownership. Realized gains or losses on investments in the Investment Funds are recorded at the time of the disposition of the respective investment based on specific identification. Short-term investment transactions are recorded on trade date.

For the year ended March 31, 2020, aggregate purchases and sales of the Investment Funds amounted to $106,950,000 and $123,327,657, respectively.

The Master Fund may receive interest in an Investment Fund in exchange for its interest in a separate Investment Fund managed by the same Investment Manager. Additionally, the Master Fund may receive an in-kind distribution in exchange for its interest in an Investment Fund managed by an investment manager. These transactions are executed based on the fair value of the Investment Fund on a trade date and do not result in a movement of cash between the Master Fund and the Investment Manager. These transactions, if any, are included as a supplemental disclosure on the Consolidated Statement of Cash Flows. Any gain or loss associated with these transactions is recognized as a component of Net realized gain/(loss) from investments in Investment Funds. During the year ended March 31, 2020, there were no exchanges of Investment Fund interests or in-kind distributions received by the Master Fund.

h. Other

Net investment income or loss and net realized and unrealized gain or loss from investments of the Master Fund for each month are allocated between, and credited to or debited against, the capital accounts of Members as of the last day of the month in accordance with each Member’s respective investment percentage for the month, as defined in the Master Fund’s operating agreement (the “Operating Agreement”).

In accordance with the authoritative guidance on distinguishing liabilities from capital, repurchases are recognized as liabilities when the dollar amount requested in the repurchase notice becomes fixed, which generally occurs on the last day of the fiscal year. As a result, repurchases paid after the end of the year, but based upon fixed amounts as of March 31, 2020, are reflected as Repurchase of Members’ Interests payable on the Consolidated Statement of Assets, Liabilities and Members’ Capital at March 31, 2020.

Cash represents cash in banks. In circumstances when Federal Deposit Insurance Corporation insured limits are exceeded, the risk of default depends on the creditworthiness of The Bank of New York Mellon. Through March 31, 2020, the Master Fund has not experienced any losses in such accounts and the Adviser monitors the creditworthiness of the counterparties in an attempt to mitigate risk of loss.

17

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2020

2. Summary of Significant Accounting Policies (continued)

h. Other (continued)

Dividend income is recognized on the ex-dividend date. Interest income is recorded on the accrual basis.

3. Portfolio Valuation

Pursuant to the Master Fund’s valuation policies, the Board has delegated to the Adviser the general responsibility for valuation of the investments in the Investment Funds subject to oversight by the Board. The Board has approved procedures pursuant to which the Master Fund will value its investments in Investment Funds at fair value, generally at an amount equal to the Net Asset Value (“NAV”) of the Master Fund’s investment in the Investment Funds as determined by the Investment Fund’s general partner or Investment Manager. This is commonly referred to as using NAV as the practical expedient which allows for estimation of the fair value of an investment in an investment entity based on NAV or its equivalent if the NAV of the investment entity is calculated in a manner consistent with ASC 946. Because of the inherent uncertainty of valuations of the investments in the Investment Funds, their estimated values may differ significantly from the values that would have been used had a ready market for the Investment Funds existed, and the differences could be material.

In accordance with its valuation policies, if no such information is available, or if such information is deemed to not be reflective of fair value by the Adviser, an estimated fair value is determined in good faith by the Adviser pursuant to the Master Fund’s valuation procedures. All adjustments to fair value made by the Adviser are reviewed and approved by Grosvenor’s Valuation Committee, subject to Board approval.

The Investment Funds generally hold positions in readily marketable securities and derivatives that are valued at quoted market values and/or less liquid non-marketable securities and derivatives that are valued at estimated fair value. However, some of the Investment Funds may invest all or a portion of their assets in illiquid securities and may hold a portion or all of these investments independently from the main portfolio. These separate baskets of illiquid securities (“side pockets”) may be subject to additional restrictions of liquidity that are stricter than the liquidity restrictions applicable to general interests in the Investment Fund. If the Master Fund withdraws its interest from such an Investment Fund, it may be required to maintain its holding in the side pocket investments for an extended period of time and retain this remaining interest in the Investment Fund. In instances, where such an Investment Fund closes its operations, the Master Fund may receive an “in-kind” distribution of a side pocket’s holdings in liquidation of its entire interest in the Investment Fund. The value of side pockets may fluctuate significantly. As of March 31, 2020, the Master Fund’s investments in side pockets or special liquidating vehicles represented 0.55% of the Master Fund’s net assets. Additionally, the governing documents of the Investment Funds generally provide that the Investment Funds may suspend, limit or delay the

18

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2020

3. Portfolio Valuation (continued)

right of their investors, such as the Master Fund, to withdraw capital. The primary restrictions applicable to Investment Funds as of March 31, 2020, are described in detail on the Master Fund’s Consolidated Schedule of Investments.

The Master Fund prioritizes the inputs to valuation techniques used to measure fair value. In accordance with Accounting Standards Update (“ASU”) No. 2015-07, Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”), investments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient have not been classified in the fair value hierarchy. When the Adviser believes the reported NAV per share (or its equivalent) of an Investment Fund is not representative of fair value, the Adviser categorizes the investment in accordance with ASC Topic 820, Fair Value Measurement (“ASC 820”).

Short-term investments represent an investment in a money market fund. Short-term investments are recorded at fair value, which is their published net asset value and are listed in the table below as a Level 1 investment.

ASC 820 establishes a hierarchal disclosure framework which prioritizes and ranks the inputs to valuation techniques used in measuring investments at fair value. In accordance with ASC 820, the Master Fund has categorized its financial instruments into a three level fair value hierarchy. The fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The levels of the fair value hierarchy are defined as follows:

•

Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date. This level of the fair value hierarchy provides the most reliable evidence of fair value and is used to measure fair value whenever available.

•

Level 2 - Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly. These inputs include (a) quoted prices for similar assets in active markets; (b) quoted prices for identical or similar assets in markets that are not active; (c) inputs other than quoted prices that are observable.

•	Level 3 - Inputs that are unobservable.

Inputs are used in applying valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. If the inputs used to measure an investment fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the fair value measurement of the instrument. The determination of the significance of a certain input and what constitutes an observable input requires judgment by the Adviser. The categorization of an investment within the hierarchy is based upon the observable inputs of each investment and does not necessarily correspond to the Adviser’s perceived risk of the investment. The units of account that are valued by the Master Fund are its

19

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2020

3. Portfolio Valuation (continued)

interests in the Investment Funds and not the underlying holdings of such Investment Funds. Thus, the inputs used by the Master Fund to value its investments in each of the Investment Funds may differ from the inputs used to value the underlying holdings of such Investment Funds. Thus, an Investment Fund with all of its underlying investments classified as Level 1 may be classified as a Level 2 or Level 3 investment.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2020:

Description	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Fair Value at March 31, 2020
Investment Funds Distressed*	$–	$–	$141,637	$141,637
Total Investment Funds in fair value hierarchy	–	–	141,637	141,637
Investment Funds measured at NAV**	–	–	–	265,347,567
Total Investment Funds	–	–	141,637	265,489,204

Short-term Investments	677,667	–	–	677,667
Total Investments	$677,667	$–	$141,637	$266,166,871

*	Fair valued using a discount rate of 2.5% to the reported NAV, which takes into account considerations that are unique to such investment.

**

The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Statement of Assets, Liabilities and Members’ Capital.

The level classifications in the table above may not be indicative of the risk.

4. Capital Commitments of the Master Fund to the Investment Funds

Certain Investment Funds require the Master Fund to commit, as of the date of the Master Fund’s initial investment in the Investment Funds, to fund future investments in the Investment Funds. These Investment Funds may, at their sole discretion, require the Master Fund to fund all or a portion of the Master Fund’s unfunded commitment amount at any time during a commitment period, which generally extends for multiple years from the date of the Master Fund’s initial investment in such Investment Fund. The Master Fund’s commitment to fund future investments with respect to these Investment Funds is reduced by the amount of capital subsequently “called” by such Investment Funds after the initial investment. At year-end, $7,215,000 of committed capital remains unfunded.

20

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2020

5. Credit Facility

The Master Fund may borrow from time to time on a short-term basis for liquidity purposes and has established a committed U.S. Dollar denomination credit facility (the “Facility”) with one financial institution. The Facility is shared with several other affiliated funds which are managed by the Adviser and will terminate on October 19, 2020. The Facility contains annual renewal provisions. Under the terms of the Facility, the Master Fund may draw up to $25,000,000 subject to a combined maximum amount of $486,900,000. The Facility is subject to annual fees related to any unused portion of the Facility which are allocated based on the amount available to the Master Fund. Under the terms of the Facility, the Master Fund is subject to, among other things, Investment Fund liquidity tests and Investment Fund concentration tests. In the event that the Master Fund breaches certain of the liquidity and concentration covenants, the Master Fund’s ability to borrow is reduced. Facility fees payable, as reflected on the Consolidated Statement of Assets, Liabilities and Members’ Capital, represents unused borrowing under the Facility which accrues and compounds interest daily based on the base rate of the financial institution plus a spread. As of March 31, 2020, the Master Fund has $13,150,000 of loan payable outstanding on the Consolidated Statement of Assets, Liabilities and Members’ Capital. During the year ended March 31, 2020, the Master Fund had average outstanding borrowings of $1,591,008 with an average interest rate of 4.59%. Maximum borrowings of $13,150,000, were outstanding for two days during the year ended March 31, 2020.

6. Related Party Transactions

The Board is made up of six Board members, five of whom are not “interested persons,” as defined by the 1940 Act, (the “Independent Directors”). The Independent Directors each receive annual compensation in the amount of $30,000 for their services to both the Master Fund and the Feeder Funds. All compensation to the Independent Directors is paid by the Master Fund and allocated pro-rata to the Feeder Funds. All Independent Directors may be reimbursed for out-of-pocket expenses of attendance at each regular or special meeting of the Board or of any committee thereof and for their expenses, if any, in connection with any other service or activity they perform or engage in as Independent Directors.

The Master Fund incurred $150,000 of Independent Directors’ fees for the year ended March 31, 2020, of which none was payable as of March 31, 2020. The total fees and expenses (including compensation) of the Independent Directors are shown on the Master Fund’s Consolidated Statement of Operations.

The Adviser generally bears all of its own expenses incurred in providing services to the Master Fund, except that the Master Fund reimburses the Adviser $25,000 per year for certain out-of-pocket costs and expenses incurred in connection with the operation of the Master Fund. During the year ended March 31, 2020, the Master Fund reimbursed the Adviser $25,000 for out-of-pocket costs, which is included in Other Expenses in the Consolidated Statement of Operations.

21

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2020

6. Related Party Transactions (continued)

Pursuant to the terms of the advisory agreement between the Master Fund and the Adviser, the Master Fund pays the Adviser a monthly fee at an annual rate of 1.00% (the “Advisory Fee”) based on the Master Fund’s net assets determined as of the last business day of each month before taking into consideration the Advisory Fee. For the year ended March 31, 2020, the Advisory Fee was $3,132,673.

7. Risks

In the normal course of business, the Investment Funds in which the Master Fund invests trade various financial instruments and may enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling, writing option contracts and equity swaps. However, as a result of the investments by the Master Fund as a limited partner, member or shareholder, the Master Fund’s liability with respect to its investments in the Investment Funds is generally limited to the NAV of its interest in each Investment Fund. Because the Master Fund is a closed-end investment company, Interests are not redeemable at the option of Members and are not exchangeable for interests of any other fund. Although the Board in its discretion may cause the Master Fund to offer from time to time to repurchase Interests at the Members’ capital account value, Interests are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end investment companies. With respect to any offer to repurchase Interests by the Master Fund, the aggregate repurchase amount will be determined by the Board in its discretion and such repurchase amount may represent only a small portion of outstanding Interests. Because the Master Fund’s investments in Investment Funds themselves have limited liquidity, the Master Fund may not be able to fund significant repurchases. Members whose Interests are accepted for repurchase also bear the risk that the Master Fund’s Members’ capital account value may fluctuate significantly between the time that they submit their request for repurchase and the date as of which Interests are valued for the purpose of repurchase.

As described in the footnotes of the Master Fund’s Consolidated Schedule of Investments and in Note 3, some Investment Funds have suspended or restricted withdrawals of capital, which increases the liquidity risk for the Master Fund. Liquidity risk is the risk that the Master Fund will encounter difficulty in meeting obligations associated with financial liabilities. Among other things, liquidity could be impaired by an inability to access secured and/or unsecured sources of financing, an inability to sell assets or to withdraw capital from the Investment Funds, or unforeseen outflows of cash to meet tender demands. This situation may arise due to circumstances outside of the Master Fund’s control, such as a general market disruption or an operational issue affecting the Master Fund or third parties, including the Investment Funds. Also, the ability to sell assets may be impaired if other market participants are seeking to sell similar assets at the same time.

The Master Fund’s capital investment in the Investment Funds can be withdrawn on a limited basis. As a result, the Master Fund may not be able to liquidate quickly some of its investments in the Investment Funds in order to meet liquidity requirements or respond to market events.

22

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2020

7. Risks (continued)

There are a number of other risks to the Master Fund. Three principal types of risk that can adversely affect the Master Fund’s investment approach are market risk, strategy risk, and manager risk. The Master Fund also is subject to multiple manager risks, possible limitations in investment opportunities, allocation risks, lack of diversification, and other risks for the Master Fund and potentially for each Investment Fund.

The Adviser utilizes certain quantitative analytical reports generated by its proprietary risk management software to test and refine its judgment regarding: (i) its selection of Investment Funds for the Master Fund and (ii) the amount of assets to be allocated to each such Investment Fund. Such reports are designed to enable the Adviser to evaluate the risk and return characteristics of proposed alternative allocations to particular Investment Funds. Such reports currently consist of historical simulation analyses, historical simulation stress tests and scenario analyses, forward-looking analyses, look-through exposure analyses, portfolio liquidity analyses, Value at Risk analyses, portfolio optimization and factor analyses.

Certain personnel within the Adviser are responsible for staying abreast of market developments affecting specific investment strategies and communicating their findings to the investment committee. The investment committee reviews such findings to determine whether particular investment strategies continue to be appropriate. The investment committee may determine to add or terminate a strategy based on any number of factors, such as: (i) better alternatives for investing the capital invested in such strategy; (ii) changes in the expectations for the strategy; (iii) a manager specific event at the Investment Fund; or (iv) changes in the investment or economic environment.

The Adviser monitors certain aspects of Investment Fund performance, stays abreast of current developments affecting Investment Funds and communicates from time to time with Investment Managers of Investment Funds to review the performance of the Investment Funds managed by such Investment Managers and to discuss such Investment Managers’ investment outlook.

The Adviser obtains certain exposure-level information that enables the analysis of various strategies, markets and sectors on a “look-through” basis. Although the Adviser does not require that Investment Funds provide position-level transparency, Investment Managers of Investment Funds typically provide aggregated, portfolio-level information with respect to the invested positions and risk profile of their Investment Funds. This information typically includes, but may not be limited to, data related to each Investment Fund’s long, short, gross, and net exposure, industry sector and geographic exposure (where appropriate), concentration, and leverage. The information set provided by Investment Managers of Investment Funds varies depending upon their strategy focus and investment style. This summary-level risk statistics are augmented through on-going conversations with the Investment Managers of the Investment Funds and, together, are intended to provide an overall view of the Investment Fund’s risk exposure.

23

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2020

7. Risks (continued)

There has been a global outbreak of a coronavirus (COVID-19). This public health emergency has significantly impacted the global economy and may materially and adversely impact the value and performance of the Master Fund’s investments in the future. Any related financial impact cannot be reasonably estimated at this time.

8. Guarantees

Under the Master Fund’s organizational documents, its Independent Directors and fund officers are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In addition, in the normal course of business, the Master Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Master Fund that have not yet occurred. However, based on experience, the Master Fund expects the risk of loss due to these warranties and indemnities to be remote.

9. Subsequent Events

The Master Fund has evaluated all subsequent events through the date that the audited consolidated financial statements were issued and noted no material events requiring disclosure.

24

Fund Management (Unaudited)

June 2020

Information regarding each of the Directors and Officers of the Fund, including their principal occupations during the past five years, is set forth below. The business address of each Director and Officer is 900 North Michigan Avenue, Suite 1100, Chicago, IL 60611. The Fund Complex consists of Grosvenor Registered Multi-Strategy Master Fund, LLC, Grosvenor Registered Multi-Strategy Fund (TI 1), LLC, Grosvenor Registered Multi-Strategy Fund (TI 2), LLC, and Hedge Fund Guided Portfolio Solution.

The prospectuses of the Fund’s feeder funds, Grosvenor Registered Multi-Strategy Fund (TI 1), LLC and Grosvenor Registered Multi-Strategy Fund (TI 2), LLC include additional information about the Directors of the Fund and other information about the Fund. These documents are available without charge, upon request, by calling (877) 355-1469.

NAME, AGE, AND POSITION WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR

		Independent Directors

Henry S. Bienen (Born 1939) Director	Since March 21, 2011

President Emeritus (since 2009) and President (1995 to 2009) of Northwestern University.

Mr. Bienen currently serves on the boards of directors of Lucas Museum of Narrative Art, MetroSquash, Qatar Foundation Advisory Board, Rasmussen College and its parent holding company FAH, Ryan Specialty Group, and Steppenwolf Theatre. He is President and a board member of the Poetry Foundation, a member of Rasmussen College Academic Council, Chair of the Advisory Board of Vistria Private Equity Fund, a member of the Advisory Board of the Qatar Foundation, a consultant on Walmart’s Anti-Opioid Commission, and a board member emeritus of the Chicago Council on Global Affairs.

Mr. Bienen previously served on the boards of Chicago Public Schools (2015), Ithaka Harbors, Onconova Therapeutics, Inc., UI Labs, and Gleacher and Company and as a consultant and advisor to the Hindustan Times.

			4

Alan Brott (Born 1942) Director	Since November 30, 2009	Consultant (since 1991); Former Partner of Ernst & Young. Mr. Brott serves as a Manager of Neuberger Berman Funds (19 funds); a Manager of Man FRM Alternative Multi-Strategy Fund; and a Trustee of Stone Harbor Partners Funds (9 funds). Mr. Brott also served as Associate Professor, Columbia University (2000-2017).	4

Brian P. Gallagher (Born 1967) Director	Since March 21, 2011	Partner, Twin Bridge Capital Partners (since 2005); Principal, UIB Capital, Inc. (Investment Bank)(2005); and Partner, PPM America Capital Partners, LLC (Private Equity)(1997-2005). Mr. Gallagher serves as a Member of the Board of Directors of Twin Bridge Capital Partners and HFS Chicago Scholars.	4

NAME, AGE, AND POSITION WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR

		Independent Directors

Victor J. Raskin (Born 1944) Director	Since March 21, 2011	Chief Investment Officer, YMCA Retirement Fund (2000-2010); Consultant, YMCA Retirement Fund (2011-2019); and Independent Board Member, Q India Equity Fund (2013-2018).	4

Thomas G. Yellin (Born 1953) Director	Since November 30, 2009	President, The Documentary Group (since 2005); President, Ten Times Ten LLC (since 2009); President, PJ Productions (2002-2006); and Executive Producer, ABC News (1989-2002). Mr. Yellin currently serves on the board of directors of Animoto and serves as a manager of Neuberger Berman Funds (19 funds) and of Man FRM Alternative Multi-Strategy Fund.	4

		Interested Directors

Scott J. Lederman (Born 1956) Director, Chief Executive Officer and President	Since April 1, 2011	Managing Director (2000-Present), Grosvenor Capital Management, L.P. Mr. Lederman also serves on the board of directors of GCM Grosvenor Alternative Funds ICAV and GCM Grosvenor Alternative Funds Master ICAV.	4

NAME, AGE, AND POSITION WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS

		Officers who are not Directors

Kathleen P. Sullivan (Born 1974) Chief Financial Officer and Treasurer	Since September 12, 2016

Managing Director, Finance (2019-Present), Senior Vice President, Finance (2015-2019), Vice President, Finance (2005-2015), Grosvenor Capital Management, L.P. Ms. Sullivan also serves as the Financial and Operations Principal for the Distributor and as the Statutory Auditor of GCM Investments Japan KK.

Girish S. Kashyap (Born 1981) Chief Legal Officer, Vice President and Secretary	Since April 1, 2011

Managing Director, Legal (2018-Present), Senior Vice President, Legal (2014-2018), Vice President, Legal (2010-2014) and Associate, Legal (2008-2010), Grosvenor Capital Management, L.P.; and Associate, Investment Management Group of K&L Gates LLP (2005-2008).

Michael M. Sullivan (Born 1971) Chief Compliance Officer	Since June 23, 2015

Principal, Compliance (2019-Present), Vice President, Legal and Compliance (2015-2019), Grosvenor Capital Management, L.P.; Independent Compliance Consultant (2014-2015); Director, Compliance (2011-2014), Charles Schwab & Co., Inc.; and Compliance Analyst (2009-2011), AXA Rosenberg Investment Management LLC.

NAME, AGE, AND POSITION WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS

Officers who are not Directors

Brienne L. Einstein (Born 1992) Assistant Treasurer	Since September 19, 2019	Associate, Finance (2016-Present), Grosvenor Capital Management, L.P.; Ernst and Young, LLP (2014-2016).

*	Each Director and officer serves for an indefinite term, until his/her successor is elected or in each case until he/she sooner dies, resigns, is removed or becomes disqualified.

CONSIDERATION OF ADVISORY AGREEMENTS DURING

EXECUTIVE SESSION

At the Board meeting held on March 24, 2020, the Independent Directors met with their independent counsel in an executive session in order to consider the continuation of the Advisory Agreements for the Funds (as defined below) for an additional one-year term. In considering whether to approve the Advisory Agreements, the Independent Directors reviewed a meeting book and other materials from both their counsel and the Adviser which included, among other things: (i) the memorandum prepared by independent counsel outlining the duties and responsibilities of the Directors in considering the approval of the Advisory Agreements (the “Memo”); (ii) the Advisory Agreements; (iii) the Management Agreements; (iv) independent counsel’s 15(c) information request letter to the Adviser on behalf of the Board of each of Grosvenor Master, Grosvenor TI 1 and Grosvenor TI 2 (collectively, the “Grosvenor Funds”) and, separately, Hedge Fund Guided Portfolio Solution (“HFGPS” and, together with the Grosvenor Funds, the “Funds”) and the Adviser’s memorandum containing its responses to independent counsel’s 15(c) information request letter and supplemental materials thereto; (v) performance information on, and expense ratios of, comparable registered investment companies; (vi) information relating to the pro-forma profitability of the Funds to the Adviser; and (vii) information regarding the organizational depth of Grosvenor. The description of the Boards’ considerations are presented in a single document for convenience, The Boards considered the relevant agreements for the Grosvenor Funds and HFGPS separately based on the separate information provided in respect of each of them.

The Independent Directors discussed with their independent counsel the legal standards regarding the approval of the Advisory Agreements under the 1940 Act, including recent judicial decisions, and reviewed the information included in the materials relevant to their approval of the Advisory Agreements. The Independent Directors also noted that they receive information regarding the Funds and their expenses and performance, as well as other relevant information, periodically throughout the year, which assists in a comprehensive consideration of information about the Funds and Adviser. After discussing a range of issues, the Independent Directors considered, in particular, the following factors:

The nature, extent and quality of services provided by the Adviser. The Independent Directors reviewed the services that the Adviser has provided to the Funds. They considered the size and experience of the Adviser’s staff, its depth of expertise and the quality of services that the Adviser had delivered. The Independent Directors took into account detailed discussions they had with officers and other personnel of the Adviser regarding the management of investments in accordance with the stated investment objective and policies of Grosvenor Master and HFGPS and the types of transactions entered into on their behalf. During these discussions throughout the year, the Independent Directors had asked detailed questions of, and received answers from, the officers and other personnel of the Adviser regarding the implementation of each fund’s investment strategy, its efficacy and risks.

In addition to the investment advisory services provided to Grosvenor Master and HFGPS, the Independent Directors considered that the Adviser also provides certain management, administrative and other services pursuant to the Advisory and Management Agreements to each feeder fund of the Grosvenor Funds. The Independent Directors noted that the Adviser has administrative, legal and compliance resources that help ensure a high level of quality in the compliance and administrative services provided to the Funds. The Independent Directors also considered the Funds’ compliance history. Following their consideration of this information, and based on the presentations at the meeting and the Independent Directors’ experience with the Funds, the Independent Directors concluded that the services provided to the Funds by the Adviser under the Advisory Agreements were of a high quality and benefit to the Funds.

Investment Performance of the Funds. The Independent Directors considered the history, experience, resources and strengths of the Adviser in developing and implementing the investment strategies used by Grosvenor Master and HFGPS. The Independent Directors also considered the Adviser’s deep expertise in managing funds of hedge funds. For each Fund, the Independent Directors reviewed its investment performance and compared it to the performance of various indices and similarly structured registered funds of hedge funds, and considered the Adviser’s portfolio structure in light of its goals. The Independent Directors acknowledged the Adviser’s explanation of performance differences and concluded that the Funds’ performance was satisfactory for purposes of approving the Advisory Agreements.

Cost of services provided and profits realized by the Adviser from the relationship with the Funds. The Independent Directors reviewed and considered information from the Adviser regarding the methodology used by the Adviser in allocating its costs regarding the operations of the Funds and calculating the Funds’ profitability to the Adviser. The Independent Directors considered the cost of the services provided by the Adviser to the Funds and the revenue derived by the Adviser. The Independent Directors concluded that the extent of the Adviser’s profitability and the nature, extent and quality of the services provided supported the continuation of the Advisory Agreements.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect these economies of scale for the benefit of investors. The Independent Directors considered the extent to which economies of scale might be realized if the assets of the Funds increase and whether there should be changes in the management fee rate or structure in order to enable the Funds to participate in these economies of scale. The Independent Directors noted that assets for each of the Grosvenor Funds have decreased over recent years and that HGPFS only recently commenced operations and had raised modest assets. In consideration of these and other factors, the Independent Directors determined that no changes were currently necessary to the Funds’ fee structure. The Independent Directors also discussed the renewal requirements for investment advisory agreements, and determined that they would revisit the issue of economies of scale no later than when they next review the investment advisory fees.

Fees and Services Provided For Other Funds of Hedge Funds Managed by the Adviser. The Independent Directors received and considered information regarding the investment advisory/management fee rates for other funds of hedge funds, discussed private funds managed by the Adviser and reviewed the differences in the product structures and fee differences, and business justifications, and concluded the differences appeared justified.

Conclusion. No single factor was determinative to the decision of the Independent Directors. Based on the foregoing and such other matters as were deemed relevant, the Independent Directors concluded that the fee rates under the Advisory Agreements do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arms’ length bargaining, and determined to approve the continuance of the Advisory Agreements for the coming year.

ITEM 2 – CODE OF ETHICS

The Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved and no waivers were granted to this code of ethics during the period covered by this report.

ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board has determined that each of Alan Brott and Brian P. Gallagher, both of whom are members of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Messrs. Brott and Gallagher are each deemed “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)           Audit Fees

The aggregate fees billed for the fiscal years ended March 31, 2020, and March 31, 2019, for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $178,440 and $171,450, respectively. Audit fees include certain agreed upon procedures performed for semi-annual shareholder reports and technical research on accounting and disclosure matters.

(b)           Audit-Related Fees

The aggregate fees billed for the fiscal years ended March 31, 2020, and March 31, 2019, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 and $0, respectively.

(c)           Tax Fees

The aggregate fees billed for the fiscal years ended March 31, 2020, and March 31, 2019, for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 and $0, respectively.

(d)           All Other Fees

The aggregate fees billed for the fiscal years ended March 31, 2020, and March 31, 2019, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0, respectively.

(e)(1)      Audit Committee Pre-Approval Policies and Procedures

The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services (other than certain de minimis non-audit services) provided to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Audit Committee has delegated to its Chairman the responsibility for considering and, if appropriate, pre-approving audit or permitted non-audit services in an amount sufficient to complete services and to determine if such services would be consistent with maintaining the accountant’s independence. The Audit Committee Chairman is required to report to the full Audit Committee as to the nature and amount of such services and fees pre-approved at the next scheduled Audit Committee meeting. The Audit Committee would consider at that meeting whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Registrant.

(e)(2)

The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the fiscal years ended March 31, 2020, and March 31, 2019, was zero.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The amount of non-audit fees that were billed by the Registrant’s principal accountant for services rendered to: (i) the Registrant, and (ii) the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the fiscal year ended March 31, 2020, were $0 and $866,200, respectively.

The amount of non-audit fees that were billed by the Registrant’s principal accountant for services rendered to: (i) the Registrant, and (ii) the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the fiscal year ended March 31, 2019, were $0 and $733,800, respectively.

(h)

The Registrant’s Audit Committee of the Board has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6 – INVESTMENTS

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Grosvenor Registered Multi-Strategy Master Fund, LLC (the “Registrant” or the “Master Fund”) has delegated to Grosvenor Capital Management, L.P. (“GCMLP” or the “Firm”) the responsibility to vote proxies related to portfolio securities. The Master Fund pursues its investment objectives principally through a multi-manager, multi-strategy program of investment in a diverse group of private investment funds (“Investment Funds”), managed by a select group of alternative asset managers (“Investment Managers”). GCMLP manages or advises various investment vehicles and accounts (each such investment vehicle or account, a “GCMLP-Managed Account”), including the Master Fund.

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, requires an SEC-registered investment adviser like GCMLP to implement proxy voting policies and procedures that are reasonably designed to ensure that the adviser votes requests to vote securities (“Proxy Requests”) in the best interests of its clients.

Pursuant to Rule 206(4)-6, GCMLP has adopted Proxy Voting Policies and Procedures (“Proxy Policies”) that have been designed to ensure that GCMLP votes Proxy Requests in the best interests of its clients. The following subsections describe provisions of GCMLP’s Proxy Policies that are relevant to the Master Fund.

Best Economic Interest Standard

Unless GCMLP agrees otherwise with a GCMLP-Managed Account, GCMLP votes on and makes voting recommendations on Proxy Requests in what it believes to be the best economic interests of the respective GCMLP-Managed Account and consistent with the respective GCMLP-Managed Account’s investment objectives and constraints. In doing so, GCMLP focuses on economic factors that have a material effect on the return and risk of the applicable investment based on appropriate investment time horizons consistent with the respective GCMLP-Managed Account’s investment objectives.

Unless GCMLP agrees otherwise with a GCMLP-Managed Account, GCMLP does not vote on or make voting recommendations on Proxy Requests on behalf of GCMLP-Managed Accounts that involve a potential sacrifice of investment returns from the investment or assumption of greater investment risks for the purpose of promoting environmental, social, or governance goals.

When evaluating whether voting on or making a voting recommendation on a Proxy Request will be in the best economic interests of a GCMLP-Managed Account, GCMLP may treat environmental, social, or governance goals as economic factors when GCMLP believes that the goals present material business risks or opportunities that investment professionals, in general, would treat as economic considerations under generally accepted investment theories. A belief that advancing environmental, social, or governance goals will promote positive general market trends or industry growth that might benefit a particular issuer does not qualify as an economic factor.

When GCMLP determines that voting on or making a voting recommendation on a Proxy Request is in the best economic interests of a GCMLP-Managed Account, GCMLP may take such action even though doing so might also advance environmental, social, or governance goals that are not economic factors.

Differing Actions on Proxy Requests

Because GCMLP is subject to different voting standards for different GCMLP-Managed Accounts, GCMLP may take different actions on Proxy Requests for different GCMLP-Managed Accounts. Furthermore, GCMLP may take different actions or make different recommendations for different GCMLP-Managed Accounts if it believes that each action taken or recommendation is in the best interest of the respective GCMLP-Managed Account.

Best Efforts to Vote and Exceptions

GCMLP makes best efforts to vote on or make voting recommendations on Proxy Requests in a timely manner. However, there may be circumstances in which GCMLP abstains from taking action.

GCMLP makes best efforts to act upon and make recommendations on Proxy Requests. However, GCMLP may abstain from voting on or making voting recommendations on a Proxy Request when GCMLP does not receive the Proxy Request with sufficient time prior to the voting cut-off date to consider the impact of the proposals and complete its evaluation procedures.

GCMLP may abstain from voting on or making voting recommendations on a Proxy Request when GCMLP does not believe that the Proxy Request provides sufficient detail to support a decision.

GCMLP may abstain from voting on or making voting recommendations on a Proxy Request when GCMLP believes that the expected cost or administrative burden of giving due consideration to the proposal does not justify the potential benefits to the affected GCMLP Fund that might result from adopting or rejecting the proposal in question.

In certain countries, shareholders that vote on an issuer’s proxy must deposit their shares with a designated depositary prior to the date of the meeting. The owner may not sell its shares until after the meeting when the shares are returned to the custodian. In countries that require shares to be blocked, GCMLP will consider the potential benefit of taking action on Proxy Requests to determine if it will consider voting and the resulting share blocking of the security.

In certain countries, an owner of a company’s shares must re-register the shares in order to take action on a proxy. Similar to share blocking, re-registration temporarily prevents a shareholder from selling shares. In countries that require re-registration, GCMLP will consider the potential benefit of taking action on Proxy Requests to determine if it will consider voting and re-registering the security.

Designation of Proxy Principals and Proxy Voting Coordinators

GCMLP designates certain employees as Proxy Principals to determine or propose the course of action to be taken with respect to Proxy Requests and certain employees as Proxy Voting Coordinators to coordinate proxy voting activity on behalf of GCMLP.

Managing Conflicts of Interest

GCMLP takes measures to identify and address conflicts of interest with respect to Proxy Requests. The test for determining whether circumstances present a conflict of interest is if it can reasonably be argued that the circumstances give GCMLP or a Proxy Principal a meaningful incentive to respond to a Proxy Request in a manner that:

•	places the interests of GCMLP or the Proxy Principal over the interest of a GCMLP-Managed Account even if there is no apparent detriment to the GCMLP-Managed Account; or
•	places the interests of one GCMLP-Managed Account over the interests of another GCMLP-Managed Account.

GCMLP will not make a final decision with respect to a Proxy Request until it evaluates whether it is subject to a conflict of interest in taking action in response to the Proxy Request and addresses the conflict in a manner designed to serve the best economic interests of the affected GCMLP-Managed Accounts.

Some of the actions GCMLP may take to address any conflicts of interest include:

•	excluding a conflicted party from the decision making process;
•	for GCMLP-Managed Accounts for which GCMLP makes voting recommendations on Proxy Requests, disclosing the conflicts to the appropriate parties;
•

for GCMLP-Managed Accounts for which GCMLP has the authority to take action on Proxy Requests, disclosing the conflict to the appropriate parties and obtaining consent to take specific action on the proposals; or

•	engaging an independent third party to recommend or determine the actions to be taken on the Proxy Request.

Voting Procedures and Guidelines

GCMLP takes actions on Proxy Requests from Investment Funds and securities received in kind consistent with:

•	the investment objectives, policies and restrictions of the relevant GCMLP-Managed Accounts; and
•	the best economic interest of each relevant GCMLP-Managed Account, except for GCMLP-Managed Accounts for which GCMLP has expressly agreed to consider other factors

GCMLP categorizes the proposals in Proxy Requests from Investment Funds and securities received in kind as either immaterial or material.

Immaterial Proposals

An immaterial proposal would not, in the Proxy Voting Coordinator’s reasonable judgment, either be reasonably likely to have a material adverse effect on the relevant GCMLP-Managed Accounts, for example: a change in the Investment Fund’s name, approval of the previous year’s audited financial statements, re-appointment of independent auditors or election of directors; or materially adversely change the terms on which future investments may be made by one or more GCMLP-Managed Accounts.

In the discretion of the Proxy Voting Coordinator, GCMLP may abstain from voting on or making voting recommendations on an immaterial Proxy Request.

Material Proposals

A material proposal would, in the Proxy Voting Coordinator’s reasonable judgment, either: be reasonably likely to have a material adverse effect on the relevant GCMLP-Managed Account, or materially adversely change the terms on which future investments may be made by one or more GCMLP-Managed Accounts.

For material proposals, GCMLP acts, or recommends action, in accordance with the Proxy Principal’s determination unless the Investment Committee determines otherwise. GCM Grosvenor’s Chairman or GCMLP’s Operations Committee, however, may override the Proxy Principal’s and Investment Committee’s determinations.

With the Operations Committee’s approval, GCMLP may abstain from voting on or making voting recommendations on a material Proxy Request.

Securities Received in Kind

GCMLP has established voting guidelines for voting Proxy Requests relating to securities received in kind from Investment Funds.

Adverse Measures

GCMLP expects that Proxy Requests may seek approval for measures that reduce a GCMLP-Managed Account’s rights, powers and authority, or increase a GCMLP-Managed Account’s duties and obligations, associated with the security in question. Nevertheless, GCMLP may decide to take favorable action on a proxy that proposes such adverse measures as long as GCMLP reasonably believes that the action will have a reasonable probability of conferring long-term economic benefits over the anticipated holding period of the security in the affected GCMLP-Managed Accounts.

ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

GCMLP manages the assets of the Master Fund.

In connection with managing the assets of the Master Fund, GCMLP maintains a Hedge Fund Strategies Investment Committee (“Investment Committee”) that is responsible for, among other things:

•	identifying, evaluating and monitoring the investment strategies and sub-strategies that may be used for one or more GCMLP-Managed Accounts;

•

approving, from an “investment” perspective, the particular Investment Managers and the particular underlying hedge funds managed by such investment management firms in which the investment funds and accounts that GCMLP manages or advises, including the Master Fund, may invest. GCMLP’s Investment Committee must approve a particular Investment Manager and particular Investment Fund(s) managed by such Investment Manager from an “investment” and “risk” perspective before it may invest the assets of the GCMLP-Managed Account in any such Investment Fund(s);

•	determining from time to time guidelines specifying the target percentages of assets (usually determined as a range) which assist GCMLP’s Portfolio Management Teams in proposing, for the GCMLP-Managed Accounts assigned to them, initial and subsequent portfolio allocations to a particular Investment Fund or Investment Funds managed by a particular Investment Manager (“Target Allocations”); and

•

determining the particular investment objectives and investment restrictions (“Investment Objectives and Constraints”) that will apply to GCMLP’s management of each GCMLP-Managed Account, including the Master Fund (in the case of the Master Fund, these Investment Objectives and Constraints are subject to approval by the Master Fund’s Board of Directors).

The Investment Committee currently has four members: Mr. David S. Richter (Chair), Mr. David B. Small, Mr. Bradley H. Meyers and Mr. Frederick Pollock. The Investment Committee makes decisions by majority vote; however, Mr. Michael J. Sacks, GCMLP’s Chairman and Chief Executive Officer, has the authority to determine the outcome in the event of a tie and the authority to veto any affirmative decision made by the Investment Committee. If, however, the Investment Committee rejects or terminates an Investment Manager or Investment Fund, Mr. Sacks is not authorized to override the rejection or termination.

Investment professionals are assigned to separate Portfolio Management Teams (each, a “Portfolio Management Team”), each of which is responsible for the day-to-day management of the GCMLP-Managed Accounts to which it is assigned. The Portfolio Management Team assigned to a GCMLP-Managed Account constructs the initial portfolio (subject to approval by our Portfolio Committee), evaluates the portfolio composition on an ongoing basis, and proposes allocation changes to GCMLP’s Portfolio Committee. Mr. Richter and Mr. Meyers, who are members of our Investment Committee, are responsible for designating the members of each Portfolio Management Team. Mr. Meyers has general oversight over the functions of each Portfolio Management Team. Messrs. Richter and Meyers have designated Matthew R. Leimetter as the portfolio manager of the Master Fund.

The Master Fund’s Portfolio Management Team is responsible for proposing changes to the Master Fund’s portfolio from time to time, by employing a combination of “top-down” and “bottom-up” inputs.

The “top-down” inputs consist of:

•	using strategies consistent with the relevant mandate;

•	the requirement to use Investment Managers and Investment Funds that have been approved both by the Investment Committee and Operations Committee;

•	the Target Allocations applicable to the Master Fund; and

•	the Investment Objectives and Constraints of the Master Fund.

The “bottom-up” inputs consist of the Portfolio Management Team’s judgment in selecting and proposing the allocation of capital to approved Investment Funds in a manner that the Portfolio Management Team determines to be appropriate in light of the Master Fund’s Investment Objectives and Constraints and other investment restrictions. The Master Fund’s Portfolio Management Team bases its allocation proposals upon both qualitative and quantitative factors, supplementing experienced investment judgment with quantitative analyses.

Messrs. Richter and Meyers must review and approve all portfolio allocations proposed for the Master Fund by the Portfolio Management Team assigned to the Master Fund.

A brief biography of each of Messrs. Richter, Meyers and Leimetter appears below.

David S. Richter, CPA, Managing Director, Hedge Fund Strategies Investment Committee Chair, Co-Head of Research

•	Associated with GCMLP since 1994; joined GCMLP, 2003

•	Previous Experience
o	Waveland Capital Management, L.P., (Long/Short Equity Hedge Fund), 1994-2002
o	JMB Realty Corporation, 1988-1994
o	KPMG Peat Marwick, 1983-1988
•	Education and Accreditations
o	University of Illinois; B.S. (summa cum laude), Accountancy, 1983
o	Certified Public Accountant
o	AICPA Elijah Watt Sells Award, CPA Exam Scores

Bradley H. Meyers, CPA, Managing Director, Hedge Fund Strategies Investment Committee Member, Head of Portfolio Management

•	Joined GCMLP, 2003
•	Previous Experience
o	Merrill Lynch, 1999-2001
o	PricewaterhouseCoopers L.L.P., 1997-1999
•	Education and Accreditations
o	University of Chicago Booth School of Business; M.B.A., Finance, 2003
o	University of Illinois; B.S., Accounting, 1997
o	Certified Public Accountant

Matthew	R. Leimetter, Executive Director, Hedge Fund Strategies
•	Joined GCMLP, 2012
•	Previous Experience
o	Merrill Lynch, 2010-2012
•	Education and Accreditations
o	Boston College; B.S., Finance and Leadership in Management, 2010

OTHER ACCOUNTS. The following table provides information regarding the other accounts managed by the individuals with primary responsibility for the day-to-day management of the Master Fund’s portfolio as of March 31, 2020. For purposes of this breakdown, leverage and investments in GCMLP sub-funds are not included.

	# of Accounts Managed[1]	Total Assets Managed*	# of Accounts Managed for Which Advisory Fee is Performance Based[2]	Assets Managed for Which Advisory Fee is Performance Based[3]*
DAVID S. RICHTER
Registered investment companies	1	$245.6 million	0	N/A
Other pooled investment vehicles	121	$22.9 billion	46	$10.7 billion
Other accounts	6	$522.3 million	2	$425.6 million

BRADLEY H. MEYERS
Registered investment companies	1	$245.6 million	0	N/A
Other pooled investment vehicles	121	$22.9 billion	46	$10.7 billion
Other accounts	6	$522.3 million	2	$425.6 million

MATTHEW R. LEIMETTER
Registered investment companies	1	$245.6 million	0	N/A
Other pooled investment vehicles	26	$1.6 billion	8	$819.9 million
Other accounts	3	$79.4 million	0	N/A

COMPENSATION STRUCTURE. Messrs. Richter, Meyers and Leimetter each receive a fixed base salary, and Messrs. Richter, Meyers and Leimetter each receive an annual bonus based upon individual performance as well as the success of the firm. In addition, each of Messrs. Richter and Meyers hold an equity participation in the firm, for which they are entitled to distributions. Compensation is not directly based upon or tied to the performance or net asset value of the Master Fund or any other GCMLP-Managed Account, with the exception that Messrs. Richter and Meyers have each been granted incentive compensation awards tied to the performance of certain GCMLP-Managed Accounts. Additionally, Messrs. Richter, Meyers and Leimetter participate indirectly in a management incentive plan that is tied to the carried interest received by the Firm.

OWNERSHIP BY PORTFOLIO MANAGERS. As of the date of this Form, none of the individuals responsible for the day-to-day investment management of the Master Fund owns any interests in the Master Fund.

[1]	For purposes of this column, “master-feeder” structures, which may include multiple “feeder” funds, are counted as one account.

[2]	For purposes of this column, “feeders” into a “master fund” are counted as individual accounts where they have performance-based fees.

[3]	Total AUM for each account is included. Note, however, that in some accounts, some investors may not be subject to performance-based fees.

*

Assets under management as of the end of a particular period include all subscriptions to, and are reduced by all withdrawals from, GCMLP funds effected in conjunction with the close of business the last day of such period. Data for 2020 are estimated and unaudited.

CONFLICTS OF INTEREST

General

GCMLP and its related persons, including GCM Customized Fund Investment Group, L.P. (“GCM CFIG”), are subject to significant conflicts of interest in managing the business and affairs of the Master Fund and in making investment decisions for the Master Fund. Such conflicts could affect GCMLP’s objectivity and the performance of the Master Fund. Certain of these conflicts are discussed below. In addition, Part 2A of GCMLP’s SEC Form ADV (copies of which are available at www.adviserinfo.sec.gov) may contain additional disclosures of conflicts of interest.

GCMLP has fiduciary duties to the Master Fund to act in good faith and with fairness in all its dealings with the Master Fund, and will take such duties into account in dealing with all actual and potential conflicts of interest.

Other Business Activities

Nothing in the governing documents of the Master Fund or any other GCMLP-Managed Account:

•

requires GCMLP or any of its related persons (which include persons who either currently are or formerly were related to GCMLP) to devote their full business time to the business and affairs of the Master Fund or to the business and affairs of the GCMLP-Managed Accounts in general; or

•	limits or restricts GCMLP or its related persons from engaging in and devoting time and attention to other businesses or ventures or from rendering services of whatever kind or nature.

Without limiting the generality of the foregoing, GCMLP and its related persons may act as investment adviser to or investment manager of GCMLP-Managed Accounts that are not in existence as of the date of this report – whether or not having investment objectives similar to those of the Master Fund or other then-existing GCMLP-Managed Accounts – on terms (including terms relating to fees, liquidity and transparency) that are the same as or different from those available to the investors in the Master Fund.

GCMLP has no obligation to make investment opportunities in any such businesses or ventures available to the Master Fund or any other GCMLP-Managed Account (or to the investors or participants in the Master Fund or any other GCMLP-Managed Account) and (except to the extent GCMLP determines otherwise) the Master Fund and the other GCMLP-Managed Accounts will not participate in the risks or rewards of such businesses or ventures. Further, such businesses and ventures will:

•	compete with the Master Fund and the other GCMLP-Managed Accounts for the time and attention of GCMLP and its related persons; and
•	potentially create additional conflicts of interest or raise other special considerations, as discussed more fully below.

In addition, GCMLP and its related persons, in investing and trading for their proprietary accounts, may (to the extent lawful) make use of information obtained by them in the course of investing for the Master Fund and other GCMLP-Managed Accounts. GCMLP and its related persons will have no obligation to compensate the Master Fund or any other GCMLP-Managed Account (or any investor or participant therein) in any respect for their receipt of such information or to account to the Master Fund or any other GCMLP-Managed Account (or any investor or participant therein) for any profits earned from their use of such information.

Additionally, neither GCMLP nor GCM CFIG is under any obligation to share with the other business unit (or the clients of other business unit) any investment opportunities it identifies.

Differences in GCMLP-Managed Accounts

GCMLP and its related persons currently manage or advise numerous GCMLP-Managed Accounts in addition to the Master Fund, and expect to manage or advise additional GCMLP-Managed Accounts in the future. Certain GCMLP-Managed Accounts have or will have investment objectives that are identical or substantially similar to the investment objectives of the Master Fund. It is not anticipated, however, that the Master Fund and other GCMLP-Managed Accounts having identical or substantially similar investment objectives will have identical or substantially similar investment portfolios. Differing investment portfolios can be expected to result from several factors, including, without limitation, the following:

•	different investment proposals made by the different Portfolio Management Teams assigned to the different GCMLP-Managed Accounts, as outlined below;

•	regulatory and/or tax restrictions that apply to certain GCMLP-Managed Accounts but not to others, as outlined below;

•	investment constraints imposed by Investment Managers on certain GCMLP-Managed Accounts but not on others, as outlined below;

•	the availability of particular Investment Funds for investment by GCMLP-Managed Accounts at certain times but not at others;

•	different risk/return characteristics (notwithstanding that such GCMLP-Managed Accounts generally have similar investment objectives);

•	client-imposed portfolio management restrictions and/or other client instructions; and

•	the amount of cash available for investment by different GCMLP-Managed Accounts at certain times.

The Master Fund and other GCMLP-Managed Accounts may be assigned to different Portfolio Management Teams even though the Master Fund and such other GCMLP-Managed Accounts may have identical or substantially similar investment objectives. GCMLP’s Portfolio Management Teams are authorized to invest the assets of the GCMLP-Managed Accounts assigned to them in a wide range of Investment Funds (subject to final approval by Messrs. Richter and Meyers). As a result, it is expected that the Master Fund and other GCMLP-Managed Accounts will have different investment portfolios (and different performance results) resulting from different portfolio allocations proposed by their respective Portfolio Management Teams, even if the Master Fund and such other GCMLP-Managed Accounts have identical or substantially similar investment objectives. Further, the factors outlined above are likely to result in different portfolios for GCMLP-Managed Accounts assigned to the same Portfolio Management Team, even though such GCMLP-Managed Accounts have identical or substantially similar investment objectives.

Regulatory and/or tax restrictions may prohibit the Master Fund from participating in investment opportunities that are available to one or more other GCMLP-Managed Accounts. Similarly, the Investment Managers of the Investment Funds in which the Master Fund may wish to invest may impose investment restrictions on the Master Fund but not on other GCMLP-Managed Accounts. Such restrictions could render the Master Fund ineligible to invest, in whole or in part, in an Investment Fund in which one or more other GCMLP-Managed Accounts are free to invest, to the possible detriment of the Master Fund.

As a result of certain restrictions imposed by the 1940 Act on investments by the Master Fund in “affiliated persons” (as that term is defined in the 1940 Act) of the Master Fund, it is possible that if a GCMLP-Managed Account invests in an Investment Fund in which the Master Fund invests is also an investor, such GCMLP-Managed Accounts investment in such Investment Fund (including the Master Fund) may be required to forego some or all of its voting rights associated with such investment.

In addition, in situations where the Master Fund and other GCMLP-Managed Accounts own, in the aggregate, 25% or more of the interests in a particular Investment Fund, the 1940 Act will effectively preclude the Master

Fund and the other GCMLP-Managed Accounts (including the Master Fund) from making additional investments in such Investment Fund, even though the relevant Portfolio Management Teams may determine that it would be appropriate for the GCMLP-Managed Accounts (including the Master Fund) assigned to them to make additional investments in such Investment Fund. Because GCMLP believes that GCMLP-Managed Accounts other than the Master Fund should not be compelled to forego investment opportunities that otherwise would be available for them but for the restrictions imposed by the 1940 Act (which restrictions would not apply to such GCMLP-Managed Accounts in the absence of the Master Fund’s participation in such investments), GCMLP may, in certain circumstances, determine not to invest assets of the Master Fund in, or to cause the Master Fund to redeem or withdraw from, a particular Investment Fund so that other GCMLP-Managed Accounts may invest in such Investment Fund. If GCMLP causes the Master Fund to redeem or withdraw from an Investment Fund, the Master Fund may, in addition to losing the opportunity to invest in such Investment Fund, suffer economic detriment arising from such redemption or withdrawal (e.g., losing a performance or incentive compensation “loss carryforward”, incurring redemption or withdrawal charges, etc.)

As a result of these and other factors:

•

the Master Fund may have a different investment portfolio (and, as a result, different performance results) from other GCMLP-Managed Accounts even though the Master Fund and such other GCMLP-Managed Accounts may have identical or substantially similar investment objectives; and

•	no assurance can be given that:

o

the Master Fund will participate in all investment opportunities in which one or more other GCMLP-Managed Accounts, GCMLP’s proprietary accounts and/or the proprietary accounts of GCMLP’s related persons participate;

o

particular investment opportunities allocated to one or more GCMLP-Managed Accounts, GCMLP’s proprietary accounts and/or the proprietary accounts of GCMLP’s related persons will not outperform investment opportunities allocated to the Master Fund; or

o

the Master Fund, on the one hand, and one or more other GCMLP-Managed Accounts, GCMLP’s proprietary accounts and/or the proprietary accounts of GCMLP’s related persons, on the other hand, will receive equal or similar treatment.

Possible Incentive to Favor One or More GCMLP-Managed Accounts over One or More Other GCMLP-Managed Accounts

GCMLP’s Portfolio Management Teams might have an incentive to favor one or more GCMLP-Managed Accounts over the Master Fund (for example, with regard to the selection of Investment Funds for those GCMLP-Managed Accounts or the allocation of investment opportunities in Investment Funds that have limited investment capacity), because the “favored” GCMLP-Managed Account(s) might pay GCMLP more for its services than the Master Fund or other GCMLP-Managed Accounts that invest in the Master Fund. For example, a Portfolio Management Team may have an incentive to propose investments in what it considers to be the best investment opportunities for GCMLP-Managed Accounts from which GCMLP receives performance-based compensation – in preference to GCMLP-Managed Accounts (including the Master Fund) from which GCMLP does not receive performance-based compensation – because GCMLP may stand to gain greater compensation from the former types of accounts if the best investment opportunities are allocated to them.

Similarly, a member of one of GCMLP’s Portfolio Management Teams may have an incentive to favor one or more GCMLP-Managed Accounts over the Master Fund if such person has personal investments in such “favored” GCMLP-Managed Accounts.

As outlined below under “GCMLP’s Ability to Invest in the Same Securities in Which the Master Fund Invests,” GCMLP has adopted portfolio opportunity allocation policies and procedures that are designed to ensure that investment opportunities are fairly allocated to all GCMLP-Managed Accounts (as well as the proprietary accounts of GCMLP and its related persons) for which such opportunities are appropriate and that have the funds available to take advantage of such opportunities.

GCMLP’s Ability to Invest in the Same Securities in Which the Master Fund Invests

GCMLP and/or its related persons invest in GCMLP-Managed Accounts (including the Master Fund) for their own accounts alongside investors who are not related to them. When they do so, GCMLP and/or its related persons participate in the investment opportunities in which such GCMLP-Managed Accounts participate, alongside the other investors in such GCMLP-Managed Accounts.

In addition, GCMLP and/or its related persons may place assets under the management of (or otherwise procure investment advisory or investment management services from) any Investment Manager directly or indirectly used by one or more of GCMLP-Managed Accounts (including the Master Fund). For example, GCMLP and/or its related persons may invest in an Investment Fund in which one or more GCMLP-Managed Accounts (including the Master Fund) invest. Further, GCMLP and/or its related persons may invest in an Investment Fund at or about the same time one or more GCMLP-Managed Accounts (including the Master Fund) invest in such Investment Fund.

GCMLP, its related persons and one or more GCMLP-Managed Accounts that place assets under the management of, or otherwise procure investment advisory or investment management services from, any Investment Manager directly or indirectly used by the Master Fund and/or one or more other GCMLP-Managed Accounts may do so on terms (including terms relating to fees, liquidity and transparency) that are the same as or more advantageous than those applicable to the investments that may be made by the Master Fund and/or such other GCMLP-Managed Account(s) with such Investment Manager. To the extent that GCMLP and/or its related persons invest with a given Investment Manager on terms that are more advantageous than those on which the Master Fund and/or one or more other GCMLP-Managed Accounts may invest with such Investment Manager, GCMLP and/or its related persons may have an incentive to maintain or increase the investment by the Master Fund and such other GCMLP-Managed Accounts with such Investment Manager in order to obtain and/or maintain such advantageous terms for the benefit of GCMLP and/or its related persons.

In certain cases, an Investment Fund may have what GCMLP refers to as “limited capacity.” An Investment Fund has “limited capacity” when it is not willing to accept all capital that GCMLP-Managed Accounts, GCMLP and/or GCMLP’s related persons wish to invest in such Investment Fund. If GCMLP and/or its related persons wish to invest in such an Investment Fund at a time when an investment in such Investment Fund is appropriate for the Master Fund, GCMLP has a conflict of interest because it has a financial incentive to allocate the opportunity to the greatest extent possible to GCMLP and/or its related persons. In order to avoid this conflict, GCMLP may determine in certain cases that it and/or its related persons will not directly participate in an Investment Fund that has “limited capacity” unless and until all GCMLP-Managed Accounts (including the Master Fund) that wish to invest in such Investment Fund (including, for this purpose, GCMLP-Managed Accounts in which GCMLP and/or its related persons participate) have invested the full amount of capital they wish to invest in such Investment Fund.

In other cases, GCMLP employs policies and procedures for allocating limited investment opportunities in a manner that it believes to be equitable to the GCMLP-Managed Accounts, GCMLP and GCMLP’s related persons. Under these policies and procedures, to the extent that one or more GCMLP-Managed Accounts (including the Master Fund), GCMLP and/or GCMLP’s related persons (each of the foregoing, a “Participating Account”) wish to invest in a particular Investment Fund (and have funds available to make such investment) but such Investment Fund has “limited capacity” and is willing to accept only a portion of the aggregate investment that the Participating Accounts wish to make, the aggregate capacity made available by such Investment Fund to the Participating Accounts generally is allocated to each Participating Account in the proportion that the amount such Participating Account wishes to invest in such Investment Fund bears to the aggregate amount that all Participating Accounts wish to invest in such Investment Fund (determined in most cases by reference to the Target Allocations established by the Investment Committee), subject to the investment guidelines and constraints applicable to such Participating Account and to certain limited exceptions set forth in such policies and procedures. (Similarly, if interests in an Investment Fund are available in the “secondary market” but such interests are not available in an amount sufficient to satisfy the aggregate amount that Participating Accounts wish to invest in such interests, such interests generally are allocated to each Participating Account that has funds available to make such investment in the proportion that the amount such Participating Account wishes to invest in such interests bears to the aggregate amount that all Participating Accounts wish to invest in such interests, subject the investment guidelines and constraints applicable to such Participating Account and to certain limited exceptions set forth in such policies and procedures).

GCMLP frequently seeks to obtain agreements from Investment Managers under which Investment Funds managed by such Investment Managers agree to accept specified dollar amounts of capital from GCMLP-Managed Accounts (considered in the aggregate) at specified investment dates and/or over specified time periods. In cases where GCMLP is able to negotiate “capacity” of this type for the GCMLP-Managed Accounts with respect to a particular Investment Fund, such capacity is not reserved solely for those GCMLP-Managed Accounts that are in existence on the date that GCMLP negotiated such capacity. Similarly, to the extent such capacity is allocated to a GCMLP-Managed Account that was in existence on the date that GCMLP negotiated such capacity; such allocation is not reserved solely for persons who were investors or participants in such GCMLP-Managed Account on that date. Instead, such capacity is made available to all GCMLP-Managed Accounts that wish to invest in such Investment Fund, based on the allocation decisions of their respective Portfolio Management Teams and the application of GCMLP’s capacity allocation guidelines, regardless of whether such GCMLP-Managed Accounts were in existence on the date that GCMLP negotiated such capacity. Similarly, to the extent that any such capacity is allocated to a GCMLP-Managed Account that existed on that date, all investors or participants in such GCMLP-Managed Account participate in such capacity in accordance with their respective economic interests in such GCMLP-Managed Account, even if such investors or participants invested in such GCMLP-Managed Account subsequent to that date.

As outlined in greater detail below in “Different Reporting Packages”, in certain cases, GCMLP provides information relating to Investment Funds (including GCMLP’s opinions and investment decisions in respect of such Investment Funds) to: (i) investors or participants in GCMLP-Managed Accounts; and (ii) clients to whom GCMLP provides hedge fund program advisory services, for the purpose of assisting them in making their own determinations as to whether they wish to invest directly in such Investment Funds or withdraw or redeem their direct investments in such Investment Funds. In these cases, it can be expected that the recipients of such information will from time to time use such information to determine to:

•

invest directly in Investment Funds in which one or more GCMLP-Managed Accounts are invested (or in which they are contemplating investments), potentially in competition with other GCMLP-Managed Accounts if such Investment Funds have “limited capacity;” and/or

•

withdraw or redeem from Investment Funds in which one or more other GCMLP-Managed Accounts are invested (or from which they are contemplating withdrawing or redeeming their investments), potentially to the detriment of such other GCMLP-Managed Accounts if such Investment Funds subject their investors to “gates” or other withdrawal or redemption restrictions that create “limited capacity” to withdraw or redeem from such Investment Funds.

GCMLP’s Ability to Withdraw or Redeem from Investments in Which GCMLP-Managed Accounts Invest

Certain GCMLP-Managed Accounts (including the Master Fund) may wish to withdraw or redeem from an underlying Investment Fund at the same time that other GCMLP-Managed Accounts (and/or GCMLP and/or its related persons) wish to withdraw or redeem from such Investment Fund. The ability to withdraw or redeem from any underlying Investment Fund may differ materially from investor to investor due to the timing of their respective investments in such Investment Fund, the different classes of interests in such Investment Fund in which they invest, special arrangements negotiated with the Investment Manager of such Investment Fund and/or other factors. The reasons why certain GCMLP-Managed Accounts may wish (or be compelled to) withdraw or redeem from a particular Investment Fund as of a particular date also may differ materially from the reasons why other GCMLP-Managed Accounts (and/or GCMLP and/or its related persons) may wish (or be compelled to) withdraw or redeem from such Investment Fund as of such date. Withdrawals or redemptions or subscriptions by GCMLP-Managed Accounts, GCMLP and/or GCMLP’s related persons from or to a particular Investment Fund could in certain cases adversely affect other GCMLP-Managed Accounts (including the Master Fund) that are invested in such Investment Fund. Significant withdrawals or redemptions or subscriptions could, for example, cause portfolio damage, portfolio dilution, depletion of liquidity, costly portfolio rebalancing, imposition of withdrawal “gates” and under-allocation to certain positions. It could also cause an Investment Fund to make “in-kind” (as opposed to cash) distributions. In cases such as these, GCMLP has a conflict of interest in making withdrawals or redemptions or subscriptions for GCMLP-Managed Accounts. This conflict of interest could be exacerbated in situations where one or more GCMLP-Managed Accounts (and/or GCMLP and its related persons) may withdraw or redeem from a particular Investment Fund on a date as of which one or more other GCMLP-Managed Accounts (including the Master Fund) are not able to do so. For example, certain GCMLP-Managed Accounts (and/or GCMLP and its related persons) may have invested in a particular Investment Fund pursuant to a “lock-up” that has expired, whereas one or more other GCMLP-Managed Accounts (including the Master Fund) may still be subject to “lock-ups” in connection with their investments in such Investment Fund because they either (i) purchased their interests in such Investment Fund subsequent to the time that other GCMLP-Managed Accounts, GCMLP and GCMLP’s related persons purchased their interests in such Investment Fund or (ii) opted for liquidity classes in such Investment Fund that are different from the liquidity classes owned by such other GCMLP-Managed Accounts, GCMLP and GCMLP’s related persons.

In addition, certain withdrawal or redemption “gates” are, for example, calculated based on withdrawals or redemptions during an entire quarter or other period, so that if certain GCMLP-Managed Accounts (and/or GCMLP and its related persons) withdraw or redeem during a quarter, this could prevent one or more other GCMLP-Managed Accounts (including the Master Fund) from withdrawing or redeeming at quarter-end, whereas the earlier withdrawals or redemptions are unaffected.

In sum, because the ability to withdraw or redeem from any underlying Investment Fund may differ materially from investor to investor due to the timing of their respective investments in such Investment Fund, the different classes of interests in such Investment Fund in which they invest, special arrangements negotiated with the Investment Manager of such Investment Fund and/or other factors, certain GCMLP-Managed Accounts (and/or GCMLP and/or its related persons) may have withdrawal or redemption rights that differ from those of the Master Fund, and that the exercise of such rights could have a materially adverse effect on the Master Fund.

Investment in Different Parts of the Capital Structure

At times, GCMLP-Managed Accounts and funds managed by GCMLP’s affiliates (together “GCM Grosvenor Funds”) invest in companies in which GCMLP, its affiliates, or one or more other GCM Grosvenor Funds also invest, either directly or indirectly through an underlying fund. Investments in a company by certain GCM Grosvenor Funds may be made prior to the investment by other GCM Grosvenor Funds, concurrently, including as part of the same financing plan or subsequent to the investments by such other GCM Grosvenor Funds. Any such investment by a GCM Grosvenor Fund may consist of securities or other instruments of a different class or type from those in which other GCM Grosvenor Funds are invested, and may entitle the holder of such securities or other instruments to greater control or to rights that otherwise differ from those to which such other GCM Grosvenor Funds are entitled. In connection with any such investments, including as they relate to acquisition, owning and disposition of such investments, the GCM Grosvenor Funds have conflicting interests and investment objectives, and any difference in the terms of the securities or other instruments held by such parties may raise additional conflicts of interest for GCM Grosvenor Funds and GCMLP and its affiliates. For example, certain GCM Grosvenor Funds may invest in the common equity of a company that subsequently issues debt that is held, directly or indirectly, by one or more other GCM Grosvenor Funds; the interests of these two groups of investors in the company under certain circumstances can be unaligned or adverse, particularly in times of stress for the company. This conflict may be exacerbated to the extent that representatives of GCMLP or its affiliates serve on an advisory or other board or committee related to such company or GCM Grosvenor Funds’ investment in such company. In certain instances, GCM Grosvenor Funds and/or GCMLP and its affiliates invest as a minority investor as part of a larger investing group or syndicate. In such cases, the financial sponsor, and not GCMLP or its affiliates, will be in the position to negotiate and potentially make decisions on behalf of the holders of the relevant class of equity or debt holders. GCMLP recognizes that conflicts arise under such circumstances and will endeavor to treat all GCM Grosvenor Funds fairly and equitably.

Treatment as an Investment Group for Certain Transactions by GCMLP-Managed Accounts

In certain cases, although each investment in an Investment Fund by a GCMLP-Managed Account is a distinct transaction, Investment Funds agree to treat all investments made by GCMLP-Managed Accounts as if they had been made by the same investor for purposes of applying certain business terms such as “gates.” GCMLP enters into these types of arrangements because it believes that in most cases they can be expected to benefit all participating GCMLP-Managed Accounts. However, under arrangements such as these, certain GCMLP-Managed Accounts could make complete withdrawals or redemptions provided that other GCMLP-Managed Accounts do not withdraw or redeem, as the former GCMLP-Managed Accounts could make use of the withdrawal or redemption capacity allocable to the entire “investment group.” For example, if a GCMLP-Managed Account that is part of an “investment group” were to withdraw or redeem from an Investment Fund because such GCMLP-Managed Account either itself has received significant withdrawal or redemption requests, wishes to rebalance its portfolio, or otherwise requires liquidity, its withdrawal or redemption could reduce withdrawal or redemption capacity for other members of the “investment group.” However, these arrangements also have certain drawbacks. In this example, depending on the actual terms of the applicable “gate,” a particular GCMLP-Managed Account that participates in an “investment group” may be entitled to receive less withdrawal or redemption proceeds in respect of a particular withdrawal/redemption than would be the case had such GCMLP-Managed Account not participated in such “investment group.”

In certain cases, GCMLP is able to negotiate favorable investment terms with the Investment Managers of Investment Funds, but often on the condition that the GCMLP-Managed Accounts (which, in certain cases, could include proprietary accounts of GCMLP and/or its related persons) collectively maintain an aggregate minimum level of invested capital in a given Investment Fund or group of Investment Funds managed by the same Investment Manager. The need to maintain an aggregate minimum investment by GCMLP-Managed Accounts in a particular Investment Fund or group of Investment Funds managed by the same Investment Manager in order to retain favorable investment terms for all GCMLP-Managed Accounts that invest in such Investment Fund(s) creates a conflict of interest in that it creates an incentive for GCMLP to cause a GCMLP-Managed Account to invest in or not to withdraw/redeem from a given Investment Fund in order to maintain the minimum threshold investment. Proprietary capital of GCMLP and its related persons – whether invested directly in an Investment Fund or through a GCMLP-Managed Account in which GCMLP and/or its related persons invest – may be among the capital that benefits from the minimum investment threshold being maintained, creating an additional conflict of interest.

Although GCMLP enters into the types of arrangements outlined above because it believes that they generally can be expected to benefit all GCMLP-Managed Accounts, there may be particular facts and circumstances under which particular GCMLP-Managed Accounts (including the Master Fund) would receive more favorable treatment had they not participated in such arrangements.

Investments in “Early Stage” Investment Funds

GCMLP and its related persons may from time to time invest, for their respective proprietary accounts, in early-stage Investment Funds (including GCMLP-Administered Funds, discussed below) at times when investments in such Investment Funds would not be appropriate for the Master Fund or other GCMLP-Managed Accounts. If GCMLP should subsequently determine, in accordance with its then-current criteria applicable to the selection of Investment Funds for the GCMLP-Managed Accounts, that such an Investment Fund is an appropriate investment for the GCMLP-Managed Accounts, GCMLP and its related persons will not be required to restructure the terms on which they invest in such Investment Fund in order to make investments in such Investment Fund available to the Master Fund if, for regulatory or other reasons, the Master Fund would be (or, in GCMLP’s reasonable determination, may be) precluded from investing in such Investment Fund in the absence of such restructuring.

Investments by Investment Funds in Securities Issued by GCMLP

Certain of the Investment Funds in which the Master Fund invests may hold notes or other securities issued from time to time by GCMLP or an affiliate, and GCMLP may be aware that such Investment Funds do so. The fact that certain Investment Funds may hold notes or other securities issued by GCMLP or its parent company could, under certain facts and circumstances, potentially alter GCMLP’s objectivity in determining whether or not to invest in such Investment Funds and/or whether or not to withdraw/redeem from such Investment Funds. GCMLP does not expect, however, that it would ever make portfolio management decisions for the Master Fund that would be different from the decisions it would make for the Master Fund if such potential conflict did not exist.

Investments in Investment Funds Managed by Clients

Certain of the Investment Funds in which the Master Fund invests may be managed by investment management firms owned in whole or in part by GCMLP’s or its affiliates’ clients, or may hold notes or other securities issued by GCMLP’s or its affiliates’ clients, and GCMLP may be aware of such investments. The fact that certain of the Investment Funds may be managed by investment management firms owned in whole or in part by GCMLP’s or its affiliates’ clients, or may hold notes or other securities issued by GCMLP’s or its affiliates’ clients, could, under certain facts and circumstances, potentially alter GCMLP’s objectivity in determining whether or not to invest in such Investment Funds and/or whether or not to withdraw/redeem from such Investment Funds. GCMLP does not expect, however, that it would ever make portfolio management decisions for the Master Fund that would be different from the decisions it would make for the Master Fund if such potential conflict did not exist.

Different Reporting Packages

Different investors or participants in GCMLP-Managed Accounts, (including different investors/participants in the feeder funds to the Master Fund), as well as certain other persons (including (i) persons to whom GCMLP provides investment advisory services on a non-discretionary basis and (ii) persons who currently have, or who previously have had, an interest in GCMLP or who otherwise currently are, or who previously have been, associated with GCMLP), receive oral and/or written reports from GCMLP that differ in form, substance, level of detail, timing and/or frequency, based on factors such as:

•	the types of services GCMLP provides to such investors or participants;

•	the size of their investments with GCMLP;

•	requests for specific types of information made by such investors or participants or persons acting on their behalf;

•	negotiations between GCMLP and such investors or participants or other persons acting on their behalf; and/or

•	GCMLP’s internal assessment of the likely reporting needs of such investors or participants or of persons acting on their behalf.

In particular, certain reports may include information relating to Investment Funds in which the GCMLP-Managed Accounts, including the Master Fund, invest (or in which they are contemplating an investment).

In certain cases, GCMLP provides information to investors or recipients in the GCMLP-Managed Accounts (including the investors in the feeder funds of the Master Fund, for purposes of enabling them to monitor their investments in GCMLP-Managed Accounts. In these cases, GCMLP cannot effectively prevent an investor or recipient who has received information that has not been provided to other recipients from using such information to determine whether to:

•	withdraw/redeem from a GCMLP-Managed Account, or increase its investment in a GCMLP-Managed Account; (including the feeder funds of the Master Fund);

•

invest directly in Investment Funds in which GCMLP-Managed Accounts (including the Master Fund) are invested (or in which they are contemplating investments), potentially in competition with the GCMLP-Managed Accounts (including the Master Fund); or

•

withdraw/redeem from Investment Funds in which GCMLP-Managed Accounts (including the Master Fund) are invested (or from which they are contemplating withdrawing/redeeming their investments), potentially to the detriment of the GCMLP-Managed Accounts (including the Master Fund).

In other cases, GCMLP provides information relating to Investment Funds to investors or participants in GCMLP-Managed Accounts for the purpose of assisting them in making their own determinations as to whether they wish to invest in such Investment Funds or withdraw/redeem their investments in such Investment Funds. In these cases, it can be expected that such investors or participants will use such information to determine whether to engage in any one or more of the actions described above.

Any of these actions could have a material adverse effect on investors or participants who do not receive the same information provided to other investors or participants.

Notwithstanding the foregoing, recipients of GCMLP’s oral and written reports should be aware that:

•

GCMLP does not permit such recipients to copy, transmit or distribute such reports, or any data or other information contained therein, in whole or in part, or authorize such actions by others, without GCMLP’s express prior written consent, and any such action taken without GCMLP’s express prior written consent may constitute a breach of contract and applicable copyright laws; and

•

by their receipt of such reports, such recipients will be deemed to have acknowledged that: (i) the data and/or other information contained therein may include data and/or information that, under applicable law, may be deemed to be material, non-public information regarding particular securities and/or the issuers thereof; (ii) under certain circumstances, United States securities laws prohibit the purchase and sale of securities by persons or entities who are in possession of material, non-public information relating to such securities and/or the issuers thereof; (iii) securities laws of other jurisdictions may contain a similar prohibition; and (iv) as a result, it is possible that trading in securities that are the subject of data and/or information contained in such reports may be prohibited by law.

GCMLP strongly encourages all recipients of its oral or written reports to review their own policies and procedures relating to the possible receipt of material, non-public information to ensure that any information that they receive from GCMLP relating to particular securities and/or the issuers thereof will not be used in any manner that conflicts with applicable law.

Transfers of Interests in Investment Funds

From time to time, GCMLP determines that it is appropriate for one or more GCMLP managed accounts to dispose of, or decrease, their investments in a particular Investment Fund as of a particular date (each, a “Divesting Account”), while also determining that it is appropriate for one or more other GCMLP Managed Accounts to invest, or increase their investments, in such Investment Fund as of the same date (each, an “Investing Account”).

In certain cases, GCMLP will implement decisions such as these by causing a Divesting Account to withdraw/redeem its interest in an Investment Fund at the net asset value (as calculated and reported by the Investment Manager of such Investment Fund), while simultaneously causing an Investing Account to invest in an interest in such Investment Fund at the same net asset value.

In other cases, GCMLP will implement such decisions by causing a Divesting Account to assign its interest in an Investment Fund to an Investing Account in exchange for a cash payment from the Investing Account equal to the net asset value of the interest being assigned to the Investing Account (as calculated and reported by the Investment Manager of such Investment Fund).

For purposes of convenience:

•

GCMLP refers to transactions of the types outlined above as “transfers” (even though the first type of transaction outlined above does not involve any transfer between the affected GCMLP-Managed Accounts, but only a divestment from an Investment Fund by one or more GCMLP-Managed Accounts and a substantially simultaneous investment in such Investment Fund by one or more other GCMLP-Managed Accounts);

•

GCMLP refers to a transaction in which a Divesting Account withdraws/redeems its interest from an Investment Fund (in whole or in part) at the net asset value thereof, while an Investing Account substantially simultaneously invests (or increases its investment) in such Investment Fund, as a “cash transfer;” and

•

GCMLP refers to a transaction in which a Divesting Account assigns its interest in an Investment Fund (in whole or in part) at the net asset value thereof to an Investing Account, as a “book entry transfer.”

In certain cases, GCMLP is able to negotiate arrangements with Investment Managers—either at the inception of GCMLP’s relationship with an Investment Manager or on a case-by-case basis after GCMLP has established such a relationship—that permit a GCMLP-Managed Account that is the “cash transferee” or “book entry transferee” of an interest in such Investment Manager’s Investment Fund to “stand in the shoes” of the transferor GCMLP-Managed Account for purposes of determining such business terms as the duration of any “lock-up period,” the continuation of any performance/incentive fee or other performance/incentive compensation “loss carryforwards,” the applicability of withdrawal charges, etc. GCMLP generally intends to take advantage, to the fullest extent permitted by law, of the ability of transferee GCMLP-Managed Accounts to receive “carryover” business terms. In certain cases, however, regulatory considerations may prohibit GCMLP from effecting transactions in which business terms are carried over from the transferor GCMLP-Managed Account to the transferee GCMLP-Managed Account. For example, ERISA does not permit any such “carryover” business terms to apply in the case of transfers of interests in Investment Funds by GCMLP-Managed Accounts that are subject to ERISA to any other GCMLP-Managed Accounts, regardless of whether the transferee GCMLP-Managed Account is subject to ERISA. ERISA, however, does not appear to prohibit “carryover” business terms applying in the case of transfers from GCMLP-Managed Accounts that are not subject to ERISA to GCMLP-Managed Accounts that are subject to ERISA. Accordingly, GCMLP-Managed Accounts that are not subject to ERISA (such as the Master Fund) may not always be able to take advantage of arrangements of the type discussed above even though GCMLP-Managed Accounts that are subject to ERISA (including certain GCMLP-Managed Accounts in which persons employed by or otherwise associated with GCMLP invest) may.

GCMLP’s general policy is not to transfer interests in “designated” or “side-pocket” investments related to an investment in an Investment Fund when transferring interests in such particular Investment Fund from one GCMLP-Managed Account to another GCMLP-Managed Account, regardless of whether such transfer takes the form of a “cash transfer” or a “book entry transfer.” If a Portfolio Management Team decides, in any particular case, to over-ride this general policy, such Portfolio Management Team is responsible for documenting (in writing) the reasons for such over-ride.

The Master Fund will not participate in “book entry transfers” because of restrictions imposed by the 1940 Act. To the extent the Master Fund participates in “cash transfers,” in no instance will any party, including GCMLP or the Investment Manager of any affected Investment Fund, receive any additional compensation specifically as a result of any such cash transfer. Because “Cash transfers” involve separate funds conducting independent transactions in Investment Funds, they are not subject to Rule 17a-7 under the 1940 Act.

Trade and Clerical Errors

Subject to the considerations set forth below, GCMLP is under no obligation to reimburse the Master Fund for any errors or mistakes made by GCMLP, its employees or its agents with respect to GCMLP’s placing or executing trades for the Master Fund, as the case may be, or for any other administrative or clerical errors or mistakes made by the foregoing (collectively, “Trade or Clerical Errors”), as GCMLP considers such errors and mistakes to be a cost of doing business. However, pursuant to the standard of care provisions of the feeder funds’ Investment Management Agreements or the Master Fund’s Investment Advisory Agreement, GCMLP will be obligated to reimburse the feeder funds or the Master Fund, as the case may be, for losses sustained by the feeder funds or the Master Fund, as the case may be, as a result of any Trade or Clerical Error that is caused by GCMLP’s failure to adhere to the standard of care set forth in such provisions. Subject to its fiduciary obligations, GCMLP will determine: (i) whether or not any Trade or Clerical Error is required to be reimbursed in accordance with such standard of care provisions; and (ii) if so, the extent of the loss that has been incurred by the feeder funds or the Master Fund, as the case may be. GCMLP has an inherent conflict of interest with respect to determining whether or not a Trade or Clerical Error is required to be reimbursed in accordance with the applicable standard of care provisions and with respect to determining the extent of the loss that has been incurred by the feeder funds or the Master Fund, as the case may be.

If a Trade or Clerical Error occurs other than as a result of GCMLP’s failure to adhere to the applicable standard of care, GCMLP, in its sole discretion, reserves the right to reimburse the feeder funds or the Master Fund, as the case may be, for any losses sustained by the feeder funds of the Master Fund as a result of such Trade or Clerical Error. GCMLP’s reimbursement of the feeder funds or the Master Fund, as the case may be, for a Trade or Clerical Error in such a situation will not constitute a waiver of GCMLP’s general policy to cause the feeder funds or the Master Fund, as the case may be, to bear the losses associated with other Trade or Clerical Errors that occur other than as a result of GCMLP’s failure to adhere to the applicable standard of care. Any net gain resulting from Trade or Clerical Errors will be for the benefit of the feeder funds or the Master Fund, as the case may be, and will not be retained by GCMLP.

Receipt of Sensitive Information

From time to time, GCMLP receives, from Investment Managers of the Investment Funds in which the GCMLP-Managed Accounts invest, information that is not generally known to other investors in such Investment Funds. In these cases, legal or regulatory constraints and GCMLP’s policies designed to address such constraints could prevent GCMLP from acting in the manner in which it otherwise would act on behalf of one or more GCMLP-Managed Accounts, including the Master Fund.

Proxy Voting

GCMLP has developed certain policies and procedures to manage the conflicts of interest that may arise in connection with voting proxies on behalf of the Master Fund and the other GCMLP-Managed Accounts. These policies and procedures are summarized in Item 7 of this Form N-CSR.

GRV Securities LLC and Other Placement Agents

GRV Securities LLC (“GRV Securities”), an affiliate of GCMLP, serves as a placement agent or distributor for certain investment funds managed by GCMLP and its affiliates, including the feeder funds and the Master Fund. GRV Securities is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and is a member of the Financial Industry Regulatory Authority, Inc. GRV Securities serves as a private placement agent or distributor for certain investment funds managed or advised by GCMLP or its affiliates, including the feeder funds and the Master Fund. Pursuant to a Master Placement Agent Agreement, GCMLP and its affiliates compensates GRV Securities on a flat annual fee basis for the placement agent/distribution services provided by GRV Securities, regardless of the success of GRV Securities’ services. GRV Securities does not receive compensation from the feeder funds or the Master Fund for the distribution and/or placement of interests. The Investor should understand that:

•	in connection with acting as distributor on behalf of the feeder funds, GRV Securities acts as an agent of the feeder funds, not as an agent of or a broker for the Investor; and

•	GRV Securities’ distribution activities on behalf of the feeder funds should not be construed as a recommendation to purchase an interest, as GRV Securities makes no such recommendations.

GRV Securities has an incentive to introduce the feeder funds to prospective investors, since additional investments in the feeder funds will result in additional investment management/advisory fees for GCMLP.

If a prospective investor acquires shares as a result of a recommendation made by any other placement, distribution or similar agent retained by GCMLP to assist it in marketing shares, the prospective investor should not view such recommendation as being disinterested, as GCMLP generally will pay the agent for the introduction. Also, the investor should regard any such agent as having an incentive to recommend that the investor retain its shares, since GCMLP may pay such agent a portion of GCMLP’s fees for all periods during which the investor holds such shares.

Brokerage Expenses

Except in the very limited case of “secondary market” transactions in interests in Investment Funds, the Master Fund invests in Investment Funds without the involvement of any financial intermediary such as a broker-dealer, and commissions are not payable in connection with such investments. To the extent that the Master Fund purchases or sells investments other than investments in Investment Funds, GCMLP has the authority to determine the financial intermediaries to be used in connection with such purchases/sales and to negotiate the amount of commissions or other transactional compensation to be paid to such intermediaries in connection with such purchases/sales – which commissions or other compensation are borne by the Master Fund.

In determining which intermediaries to use, GCMLP focuses on the quality of the execution-related services provided by the intermediaries (including factors such as the ability of the intermediaries to execute transactions efficiently, their responsiveness to instructions, their facilities, their reliability and their financial stability), and does not necessarily select those that charge the lowest commissions or other transactional costs.

Typically, GCMLP does not separately compensate financial intermediaries for the provision of non-execution related services and does not believe that it “pays up” for such services. However, GCMLP may from time to time use financial intermediaries that provide research-related products or services to most or all of their customers, and – although GCMLP does not request research-related products or services from such financial intermediaries – GCMLP may on occasion receive and use research provided by such intermediaries. In this situation, GCMLP receives a benefit because it does not have to produce or pay for the research. Accordingly, GCMLP may have an incentive to select financial intermediaries based on its interest in receiving the research or other products or services rather than on its clients’ interest in receiving the most favorable execution. However, since the research provided is not material in nature and quantity and is provided without GCMLP’s request, GCMLP believes that its receipt of such research does not have a material effect on its selection of financial intermediaries.

To the extent that the Master Fund engages in “secondary market” transactions in interests in Investment Funds, GCMLP generally has limited opportunity to select the financial intermediaries involved in connection with any proposed transaction or to negotiate the amount of commissions or other transactional compensation to be paid to such intermediaries in connection with such transactions. In general, the number of financial intermediaries active in the hedge fund “secondary market” is limited and the commissions charged by such intermediaries, which typically are borne by the purchasing party in such a transaction, may vary significantly from intermediary-to-intermediary, and transaction-by-transaction.

Redemptions and Illiquid Investments

GCMLP may have a conflict of interest in processing redemptions. As an example, GCMLP must determine whether to cause the Master Fund to pay out the redemption proceeds attributable to Investment Funds from which the Master Fund cannot withdraw or redeem (or cannot withdraw or redeem without incurring a withdrawal or redemption charge) as of the applicable redemption date or to require that the redeeming Member continue to participate in such Investment Funds until the Master Fund can withdraw or redeem capital from them. Paying out such redemption proceeds may reduce the liquidity and increase the concentration of the Master Fund’s continuing portfolio, while not doing so exposes the redeeming Member to incremental risk.

Relationships with Consulting Firms

Persons employed by or otherwise associated with GCMLP may be related by blood or marriage to, or otherwise have personal relationships with, persons employed by or otherwise associated with consulting firms. In certain cases, such persons employed by or otherwise associated with consulting firms may be responsible for:

•	analyzing and/or monitoring “fund of funds” investment managers on behalf of such consulting firms;

•	recommending “fund of funds” investment managers to the investment committees or similar governing committees of such consulting firms;

•	selecting the “funds of funds” investment managers that such consulting firms will present to their clients as potential managers of such clients’ assets;

•	recommending particular “fund of funds” investment managers to clients of such consulting firms;

•	recommending that clients of such consulting firms continue to retain the services of, or terminate, “fund of funds” investment managers; and/or

•	otherwise playing an instrumental role in the process whereby clients of such consulting firms select, and/or retain or terminate, “fund of funds” investment managers.

In cases where persons employed by or otherwise associated with consulting firms have one or more responsibilities of the types outlined above and are related by blood or marriage to, or otherwise have personal relationships with, persons employed by or otherwise associated with GCMLP, such persons may have an incentive to select GCMLP as a potential manager of the assets of clients of such consulting firms, to recommend GCMLP to clients of such consulting firms and/or to recommend that clients of such consulting firms continue to utilize GCMLP’s services.

GCMLP believes that is the responsibility of consulting firms to recuse interested individuals or take other appropriate steps to protect the integrity of their decision-making processes, and to make appropriate disclosures of potential conflicts of interest to their clients. GCMLP urges prospective investors who utilize the services of consulting firms to inquire of such consulting firms whether they are subject to such a conflict of interest.

GCMLP from time to time enters into arrangements with consulting firms that represent existing and prospective clients, pursuant to which such consulting firms provide GCMLP certain performance or other data on the “fund of funds” industry. GCMLP may compensate such a consulting firm for such services on an annual flat-fee or other basis. In no event will GCMLP enter into any such arrangement unless it first determines to its reasonable satisfaction that the firm that provides services to GCMLP for compensation from GCMLP discloses that fact to all clients to whom it recommends GCMLP.

Relationships with Investment Managers and Other Service Providers

Persons employed by or otherwise associated with GCMLP or its affiliates may be related by blood or marriage to, or otherwise have personal relationships with, persons employed by or otherwise associated with the Investment Managers of existing or prospective Investment Funds or with other third-parties that provide or contemplate providing services to GCMLP and/or one or more GCMLP-Managed Accounts. In certain cases, such persons employed by or otherwise associated with GCMLP may be responsible for:

•

analyzing and/or monitoring existing or prospective Investment Funds managed by such Investment Managers, or analyzing and/or monitoring other third-parties that provide or contemplate providing services to GCMLP and/or one or more GCMLP-Managed Accounts;

•	recommending that GCMLP approve Investment Funds managed by such Investment Managers as eligible investments for GCMLP-Managed Accounts;

•	recommending that one or more GCMLP-Managed Accounts add capital to, or withdraw/redeem their capital (in whole or in part) from, Investment Funds managed by such Investment Managers;

•	making the final decision to approve Investment Funds managed by such Investment Managers as eligible investments for GCMLP-Managed Accounts;

•

making the final decision to cause one or more GCMLP-Managed Accounts to add capital to, or withdraw/redeem their capital (in whole or in part) from, Investment Funds managed by such Investment Managers;

•	recommending that GCMLP retain other third-parties that wish to provide services to GCMLP and/or one or more GCMLP-Managed Accounts; and/or

•	recommending that GCMLP terminate third-parties that provide services to one or more GCMLP-Managed Accounts.

In cases where persons employed by or otherwise associated with GCMLP have one or more responsibilities of the types outlined above and are related by blood or marriage to, or otherwise have personal relationships with, persons employed by or otherwise associated with Investment Managers of existing or prospective Investment Funds or other third-parties that provide or contemplate providing services to GCMLP and/or one or more GCMLP-Managed Accounts, such persons have an incentive to base their decisions on personal considerations rather than on the best interests of the affected GCMLP-Managed Accounts. GCMLP, however, monitors relationships of these types with a view to determining whether there is a reasonable likelihood that such persons will base their decisions on personal considerations rather than on the best interests of the affected GCMLP-Managed Accounts, and will take appropriate action if it determines that such a reasonable likelihood exists.

Gifts, Meals and Entertainment

GCMLP personnel sometimes receive gifts, meals and/or entertainment from service providers doing business with GCMLP and/or one or more GCMLP-Managed Accounts, or from prospective service providers, including existing and prospective Investment Managers. GCMLP maintains policies and procedures that it believes are reasonably designed to preserve GCMLP’s objectivity with respect to the selection, retention and termination of service providers, notwithstanding the receipt of gifts, meals and/or entertainment by GCMLP personnel from such service providers. However, notwithstanding these policies and procedures, to the extent that GCMLP’s employees receive gifts, meals or entertainment from a service provider or prospective service provider, such employees have an incentive to seek to cause GCMLP and/or one or more GCMLP-Managed Accounts to enter into a business relationship with, or to sustain or expand an existing business relationship with, such service provider even if doing so is not in the best interests of such GCMLP-Managed Account(s).

GCMLP from time to time provides meals and entertainment to persons employed by or otherwise associated with consultants, financial advisors, clients and prospective clients (which sometimes include investors and prospective investors in the Feeder Funds). In certain cases, GCMLP provides such meals and entertainment to clients or prospective clients at the request of consultants, financial planners or other third-parties. It is possible that providing meals and entertainment to such persons could affect their decision-making responsibilities.

GCMLP from time to time contributes to events sponsored by clients and prospective clients (including Shareholders and prospective investors in the Feeder Funds), or by organizations in which clients or prospective clients participate, such as picnics, annual meetings, dinners and other events, honoring retiring employees. It is possible that contributing to such events could affect the clients or prospective clients in connection with their decisions whether to retain GCMLP as their investment manager/adviser or to maintain existing investment management/advisory relationships with GCMLP.

Charitable and Philanthropic Activities

GCMLP and its principals, and Investment Managers of the Investment Funds in which the Master Fund invests and their principals, may engage in philanthropic activities through contributions of their time and/or financial resources to charitable organizations. GCMLP and its principals, on the one hand, and such Investment Managers and their principals, on the other hand, from time to time ask each other to participate in their respective philanthropic activities. GCMLP and its principals, and such Investment Managers and their principals, are free to participate in philanthropic opportunities brought to their attention by one another. Under no circumstances will such participation or lack thereof be a factor in GCMLP’s investment management process.

Similarly, GCMLP and its principals, and investors/participants in GCMLP-Managed Accounts and their principals, may engage in philanthropic activities through contributions of their time and/or financial resources to charitable organizations. GCMLP and its principals, on the one hand, and investors/participants in GCMLP-Managed Accounts and their principals, on the other hand, may from time to time ask each other to participate in their respective philanthropic activities. GCMLP and its principals, and investors/participants in GCMLP-Managed Accounts and their principals, are free to participate in philanthropic opportunities brought to their attention by one another. Under no circumstances will such participation or lack thereof be a factor in GCMLP’s investment management process.

GCMLP has frequent interaction with consultants and financial advisors who represent prospective and existing investors/participants in GCMLP-Managed Accounts. GCMLP does not pay these consultants or financial advisors to recommend GCMLP or any GCMLP-Managed Account to their clients. However, consultants and financial advisors have from time to time invited GCMLP and its principals to participate in particular philanthropic activities, and can be expected to continue to do so in the future. GCMLP has participated in such philanthropic activities in the past and can be expected to continue to do so in the future. Under no circumstances will such participation or lack thereof be a factor in GCMLP’s investment management process.

The Investment Managers

The Investment Managers of the Investment Funds in which the Master Fund invests are likely to be subject to many of the same types of conflicts of interest to which GCMLP is subject. For example, the Investment Managers may be involved in other business ventures, including the management and/or administration of other investment funds and accounts whose investment objectives are identical or substantially similar to those of the Investment Funds they manage. The Master Fund will not share in the risks or rewards of such other ventures. In addition, such other ventures will compete with the relevant Investment Funds for the time and attention of the relevant Investment Managers, and might create additional conflicts of interest or raise other special considerations.

The Investment Managers have responsibility for investing the capital allocated to them. The Investment Managers also manage other accounts (including other accounts in which they may have an interest) and may have financial and other incentives to favor such accounts over the Investment Funds in which the Master Fund invests. In investing on behalf of other clients, as well as the Investment Funds in which the Master Fund invests, the Investment Managers must allocate their resources, as well as limited market opportunities. Doing so could increase the level of competition for the same trades that otherwise might be made for the Investment Funds in which the Master Fund invests, including the priorities of order entry, as well as make it difficult or impossible to take or liquidate a particular position at a price indicated by an Investment Manager’s strategy.

In addition, in connection with investing and trading for other accounts, including their proprietary accounts, the Investment Managers may make use of information obtained by them in the course of investing and trading for the Investment Funds. They will have no obligation to compensate the Investment Funds in any respect for their receipt of such information or to account to any such Investment Fund for any profits earned from their use of such information.

The Investment Managers and their principals, in managing investment accounts other than Investment Funds, may employ trading methods, policies and strategies which differ from those which they employ on behalf of such Investment Funds. Therefore, the results of the Master Fund’s investments in such Investment Funds may differ from the results of other accounts managed by such Investment Managers.

The Investment Managers determine the valuation of the illiquid, longer-term investments held by their Investment Funds in a variety of different ways, and have considerable discretion in doing so. The Investment Managers have a conflict of interest in arriving at such valuations, which affect both the performance of their Investment Funds and the advisory compensation received by the Investment Managers.

The Investment Managers select the financial intermediaries that execute transactions for their respective Investment Funds and negotiate the related brokerage commissions and other transactional costs paid to such intermediaries. In selecting financial intermediaries and/or in negotiating commissions and other compensation with them, such Investment Managers (subject to their overall duty to obtain “best execution” of all transactions for the Investment Funds they manage):

•

have authority to and may consider the full range and quality of the services and products provided by the intermediaries (including factors such as the ability of the intermediaries to execute transactions efficiently, their responsiveness to instructions, their facilities, reliability and financial responsibility, and the value of any research or other services or products they provide); and

•

do not necessarily select intermediaries that charge the lowest transaction costs. In this regard, Investment Managers may engage in the practice known as “paying up,” whereby the Investment Managers cause their Investment Funds to pay higher transaction costs than they would otherwise pay so that the Investment Managers may receive certain non-execution related products and services provided by or through the intermediaries (so-called “soft dollar” benefits), which may or may not benefit certain Investment Funds which “pay up” so that the Investment Manager may receive such services (see below).

The practices discussed above create conflicts between the interests of an Investment Manager and the interests of the Investment Fund(s) managed by such Investment Manager. This is because an Investment Manager that receives “soft dollar” benefits receives a benefit that it does not have to purchase out of its own resources. This benefit, in turn, may create an incentive to utilize particular intermediaries based not on the interest of the Investment Fund(s) in achieving “best execution” of their transactions, but on the Investment Manager’s interest in receiving benefits for which it does not have to pay out of its own resources.

Further, an Investment Manager may cause an Investment Fund managed by such Investment Manager to pay transaction costs to a financial intermediary even though such Investment Manager and/or clients of such Investment Manager other than such Investment Fund are the exclusive beneficiaries of “soft dollar” benefits provided by the intermediary.

Under MiFID II, E.U. Investment Managers, including certain Investment Managers, may only pay for research from brokers and dealers directly out of their own resources or by establishing “research payment accounts” for each client, rather than through client commissions. MiFID II is expected to limit the use of soft dollars by Investment Managers located in the E.U., if applicable, and in certain circumstances may result in other Investment Managers reducing the use of soft dollars as to certain groups of clients or as to all clients.

GCMLP generally is authorized to consent on behalf of the Master Fund to the Investment Managers engaging in “soft dollar” practices, regardless of whether such practices conform to the requirements of Section 28(e) of the Exchange Act.

The Investment Managers have a conflict of interest in allocating capital to longer-term and/or illiquid investments. While such positions may hold significant profit potential (and, therefore, the potential to generate substantial performance/incentive fees or other performance/incentive compensation), they can create material valuation and illiquidity risks for investors. In addition, performance/incentive fees or other performance/incentive compensation may be calculated separately in respect of certain longer-term and/or illiquid investments irrespective of the overall performance of an Investment Fund.

Certain Disclosure Issues

GCMLP and its related persons have a conflict of interest in determining whether to disclose certain information — not otherwise required to be disclosed by applicable laws or regulations to — concerning GCMLP and its related persons to existing or prospective investors. In certain cases, GCMLP may conclude that such disclosure could be damaging to GCMLP’s business, which may give GCMLP incentives to determine that such information is not material and need not be disclosed to investors and/or prospective investors even though it might be of interest to them.

GCMLP and its related persons also have a conflict of interest in determining whether to disclose certain information — not otherwise required to be disclosed by applicable laws or regulations — to certain but not other investors and/or prospective investors. GCMLP has policies in place which address the issue of “disparate reporting” to different investors but will be subject to conflicts of interest in applying such policies due to GCMLP’s interest in meeting the informational requirements of larger investors which may request additional disclosures (see “—Different Reporting Packages,” above).

In determining what disclosures to make, GCMLP gives careful consideration to their fiduciary obligations of disclosure and their responsibility to treat all investors and/or prospective investors fairly.

Reputational Matters

In certain cases, GCMLP and its related persons may have a conflict of interest between acting in what might be the best interest of a GCMLP-Managed Account and ensuring that GCMLP avoids publicity or any reputational harm. For example, there may be certain tax positions which other market participants take and which would benefit the GCMLP-Managed Accounts but which GCMLP does not take out of concern for not being seen to be “aggressive” in the tax planning for GCMLP-Managed Accounts. Similar issues may arise in other regulatory contexts. GCMLP attempts to resolve these issues in the best interests of the GCMLP -Managed Accounts within the constraints of what it believes to be “best practices” in the alternative investment industry.

Other Matters

GCMLP, its affiliates (including the Distributor) and their directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made by GCMLP on behalf of the Master Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of GCMLP and its affiliates, and those of any other selling agents, that are the same, different or made at a different time than positions taken for the Master Fund. In order to mitigate the possibility that the Master Fund will be adversely affected by this personal trading, the Master Fund, GCMLP and the Distributor have adopted codes of ethics (each, a “Code of Ethics”) in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Master Fund’s portfolio transactions. The Codes of Ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of the Code of Ethics may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Room, Washington, D.C. 20549-1520.

GCMLP and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Master Fund, except that the Master Fund may engage in transactions with accounts which are affiliated with the Master Fund solely because they are advised by GCMLP or one of its affiliates or because they have common officers, directors or managing members or as otherwise allowed by rule or SEC Staff interpretation. All such purchases and sales would be made pursuant to procedures that would be adopted by the the Master Fund pursuant to Rule 17a-7 under the 1940 Act or as otherwise allowed by rule or SEC Staff interpretation. Among other things, those procedures would be intended to ensure that (i) each such transaction will be effected for cash consideration at the current market price of the particular securities, (ii) no such transaction will involve restricted securities or securities for which market quotations are not readily available and (iii) no brokerage commissions, fees (except for customary transfer fees) or other remuneration will be paid in connection with any such transaction. Affiliated broker-dealers of GCMLP may act as broker for Master Fund or the Investment Funds in effecting securities transactions.

Future investment activities of GCMLP and its affiliates and their principals, partners, directors, officers or employees may give rise to additional conflicts of interest.

ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which members may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11 – CONTROLS AND PROCEDURES

(a)

The Registrant’s principal executive officer and principal financial officer, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the Registrant in Form N-CSR is accumulated and communicated to the Registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END INVESTMENT MANAGEMENT COMPANIES

Not applicable.

ITEM 13 – EXHIBITS

(a)(1)	Code of ethics referred to in Item 2 is filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GROSVENOR REGISTERED MULTI-STRATEGY MASTER FUND, LLC

By:	/s/ Scott J. Lederman
Scott J. Lederman
Director, Chief Executive Officer and President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Scott J. Lederman	Director, Chief Executive Officer and President	June 9, 2020
Scott J. Lederman

By:	/s/ Kathleen P. Sullivan	Chief Financial Officer and Treasurer	June 9, 2020
Kathleen P. Sullivan

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